As filed with the Securities and Exchange Commission on February 3, 2006

Securities Act File No. 333-130530
Investment Company Act File No. 811-4375

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

____________________

Pre-Effective Amendment No. 3     [X]

Post-Effective Amendment No.      [   ]

____________________

MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
(Exact name of Registrant as Specified in Charter)

____________________

(609) 282-2800
(Area Code and Telephone Number)

___________________

800 Scudders Mill Road
Plainsboro, New Jersey  08536
(Address of Principal Executive Offices:
Number, Street, City, State, Zip Code)

____________________

Robert C. Doll, Jr.
Merrill Lynch Multi-State Municipal Series Trust
800 Scudders Mill Road, Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

copies to:

Frank P. Bruno, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019	Andrew J. Donohue, Esq. Merrill Lynch Investment Managers, L.P. P.O. Box 9011 Princeton, NJ 08543-9011	David C. Phelan, Esq. Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, Massachusetts 02109

____________________

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

____________________

        Title of Securities to Be Registered: Shares of beneficial interest, par value $.10 per share.

        No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940.

LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND, a series of
LEBENTHAL FUNDS, INC.
120 BROADWAY
NEW YORK, NEW YORK 10271

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On March 10, 2006

To The Stockholders of
Lebenthal New Jersey Municipal Bond Fund:

        NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Meeting”) of Lebenthal New Jersey Municipal Bond Fund (“Lebenthal New Jersey”), a series of Lebenthal Funds, Inc., a Maryland corporation (“Lebenthal Funds”), will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, March 10, 2006 at 10:30 a.m. Eastern time, for the following purposes all as more fully described in the accompanying Combined Proxy Statement and Prospectus:

        (1)         To approve an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for the acquisition by Merrill Lynch New Jersey Municipal Bond Fund (“ML New Jersey”), a series of Merrill Lynch Multi-State Municipal Series Trust, of all of the assets of Lebenthal New Jersey, in exchange for the assumption of all of the liabilities of Lebenthal New Jersey and the issuance of shares of beneficial interest of ML New Jersey with an aggregate net asset value equal to the net assets of Lebenthal New Jersey.  The shares issued under the Agreement and Plan will be distributed to the stockholders of Lebenthal New Jersey.  Consequently, if the Agreement and Plan is approved, stockholders of Lebenthal New Jersey will become shareholders of ML New Jersey.

        The transaction set forth in Item 1 above is referred to herein as the “Reorganization.”

        (2)         To approve a management contract between Fund Asset Management, L.P. (“FAM”) and Lebenthal Funds, on behalf of Lebenthal New Jersey, to be effective until the closing of the Reorganization or for an initial period of up to two years if the Reorganization is not approved; and

        (3)         To transact such other business as properly may come before the Meeting or any adjournment or postponement thereof.

        The Board of Directors of Lebenthal Funds has fixed the close of business on January 17, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof.

        You are cordially invited to attend the Meeting.  Stockholders of Lebenthal New Jersey who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose.  If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options.  The enclosed proxy is being solicited on behalf of the Board of Directors of Lebenthal Funds.

        If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services, at 1-866-244-9951.

By Order of the Board of Directors, Alice A. Pellegrino Secretary Lebenthal Funds, Inc.

New York, New York
Dated:  February 3, 2006

The information in this proxy statement and  prospectus is not complete and may be changed.  We may not use this proxy statement and  prospectus to sell securities until the registration statement containing this proxy statement and prospectus, which has been filed with the Securities and Exchange Commission, is effective.  This proxy statement and  prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY PROXY STATEMENT AND PROSPECTUS

DATED FEBRUARY 3, 2006

PROXY STATEMENT OF LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND,
A SERIES OF LEBENTHAL FUNDS, INC.
FOR USE AT A SPECIAL MEETING OF STOCKHOLDERS

To Be Held On March 10, 2006

________________________________

PROSPECTUS OF
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND, A SERIES
OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
P.O. Box 9011, Princeton, New Jersey 08543-9011
(609) 282-2800

        This Combined Proxy Statement and Prospectus (“Proxy Statement and Prospectus”) is furnished to you because you are a stockholder of Lebenthal New Jersey Municipal Bond Fund (“Lebenthal New Jersey”), a series of Lebenthal Funds, Inc., a Maryland corporation (“Lebenthal Funds”), and you are being asked to consider:

        (1) approval of an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for the acquisition by Merrill Lynch New Jersey Municipal Bond Fund (“ML New Jersey”), a series of Merrill Lynch Multi-State Municipal Series Trust (the “Trust”), of all of the assets of Lebenthal New Jersey, in exchange for the assumption of all of the liabilities of Lebenthal New Jersey and the issuance of shares of beneficial interest of ML New Jersey with an aggregate net asset value equal to the net assets of Lebenthal New Jersey.  The shares issued under the Agreement and Plan will be distributed to the stockholders of Lebenthal New Jersey.  Consequently, if the Agreement and Plan is approved, stockholders of Lebenthal New Jersey will become shareholders of ML New Jersey.

        The transaction set forth in Item 1 above is referred to herein as the “Reorganization.”

        (2) approval of a management contract between Fund Asset Management, L.P. (“FAM”) and Lebenthal Funds, on behalf of Lebenthal New Jersey (the “New Management Contract”), to be effective until the closing of the Reorganization or for an initial period of up to two years if the Reorganization is not approved; and

        (3) transaction of such other business as properly may come before the meeting or any adjournment or postponement thereof.

        The Special Meeting of Stockholders of Lebenthal New Jersey will be held on Friday, March 10, 2006, for the purpose of obtaining stockholder approval of the Reorganization and the New Management Contract (the “Meeting”).

        This Proxy Statement and Prospectus sets forth the information about ML New Jersey and FAM that a stockholder of Lebenthal New Jersey should know before considering the proposals described herein and should be retained for future reference.  Lebenthal New Jersey has authorized the solicitation of proxies in connection with the above described Reorganization and New Management Contract solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

        The Board of Directors of Lebenthal Funds has fixed the close of business on January 17, 2006 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.  Stockholders on the Record Date will be entitled to one vote for each share held, with no share having cumulative voting rights.  As of the Record Date, Lebenthal New Jersey had outstanding 1,187,049 shares of common stock.

(continued on following page)

___________________________

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus.
Any representation to the contrary is a criminal offense.

___________________________

The date of this Proxy Statement and Prospectus is February 3, 2006.

        With this Proxy Statement and Prospectus you will also be receiving the following documents:

•	Prospectus of ML New Jersey, dated November 28, 2005 (the “ML New Jersey Prospectus”); and

•	Annual Report to Shareholders of ML New Jersey for the fiscal year ended July 31, 2005 (the “ML New Jersey Annual Report”).

        The ML New Jersey Prospectus and the ML New Jersey Annual Report are incorporated by reference into this Proxy Statement and Prospectus, which means that each of these documents is legally considered to be part of this Proxy Statement and Prospectus.

        Certain other documents containing information about ML New Jersey and Lebenthal New Jersey have been filed with the Securities and Exchange Commission (the “Commission”) and may be obtained, without charge, with respect to ML New Jersey, by writing to ML New Jersey at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or by calling 1-800-637-3863, and with respect to Lebenthal New Jersey, by writing to Lebenthal Funds at 120 Broadway, New York, New York 10271, or by calling 1-800-594-7078.  These documents are:

•	Statement of Additional Information of ML New Jersey, dated November 28, 2005 (the “ML New Jersey Statement”);

•

Prospectus and Statement of Additional Information of Lebenthal Funds including Lebenthal New Jersey, each dated March 29, 2005 (the “Lebenthal New Jersey Prospectus” and “Lebenthal New Jersey Statement,” respectively);

•	Annual Report to Shareholders of Lebenthal Funds for the fiscal year ended November 30, 2005 (the “Lebenthal Funds Annual Report”); and

•	Statement of Additional Information relating to this Proxy Statement and Prospectus, dated February 3, 2006 (the “Reorganization Statement of Additional Information”).

        The Lebenthal New Jersey Prospectus, the Lebenthal Funds Annual Report and the Reorganization Statement of Additional Information are also incorporated by reference into this Proxy Statement and Prospectus.  The Commission maintains a web site (http://www.sec.gov) that contains those documents, other material incorporated herein by reference, and other information regarding ML New Jersey and Lebenthal New Jersey.  Copies of ML New Jersey’s shareholder reports, the ML New Jersey Statement, the Reorganization Statement of Additional Information and other information regarding ML New Jersey may also be obtained without charge at http://www.mutualfunds.ml.com.  Copies of Lebenthal New Jersey’s stockholder reports, the Lebenthal New Jersey Statement and other information regarding Lebenthal New Jersey may also be obtained without charge at http://www.lebenthalfunds.com.

        The address of the principal executive office of ML New Jersey is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.  The address of the principal executive office of Lebenthal New Jersey is 120 Broadway, New York, New York 10271, and the telephone number is (800) 594-7078.

TABLE OF CONTENTS

INTRODUCTION	1
Certain Defined Terms Used in this Proxy Statement and Prospectus	1

ITEM 1. THE REORGANIZATION	1

SUMMARY	1
The Reorganization	1
Fee Table	4

RISK FACTORS AND SPECIAL CONSIDERATIONS	9

COMPARISON OF THE FUNDS	12
Financial Highlights	12
Investment Objectives and Policies	13
Investment Restrictions	13
Management	14
Purchase of Shares	15
Redemption of Shares	15
Exchange of Shares	16
Performance	16
Code of Ethics	16
Shareholder Rights	17
Dividends and Distributions	17
Automatic Dividend Reinvestment Plan	17
Automatic Investment Plans	17
Systematic Withdrawal Plans	17
Tax Information	18
Portfolio Transactions	18
Portfolio Turnover	19
Additional Information	19

THE AGREEMENT AND PLAN OF REORGANIZATION	20
General	20
Procedure	21
Terms of the Agreement and Plan	21
Potential Benefits to Shareholders of Lebenthal New
Jersey as a Result of the Reorganization	23
Factors Considered by the Board of Directors of Lebenthal
Funds in Recommending the Reorganization	24
Tax Consequences of the Reorganization	25
Capitalization	26

ITEM 2. APPROVAL OF NEW MANAGEMENT CONTRACT	26
Terms of the New Management Contract	27
Compensation and Expenses	27
Payments to Boston Advisors, FAM and their Affiliates	27
Comparative Fee Information	28
The Board’s Considerations	28
Information Relating to FAM	29
Section 15(f) of the Investment Company Act	30

INFORMATION CONCERNING THE SPECIAL MEETING	30
Date, Time and Place of Meeting	30
Solicitation, Revocation and Use of Proxies	31
Record Date and Outstanding Shares	31
Security Ownership of Certain Beneficial Owners and
Management of ML New Jersey and Lebenthal New Jersey	31
Voting Rights and Required Vote	31

ADDITIONAL INFORMATION	32

LEGAL PROCEEDINGS	32

LEGAL OPINIONS	32

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS	32

SHAREHOLDERS’ MEETINGS	33

SHAREHOLDER PROPOSALS	33

EXHIBIT I — AGREEMENT AND PLAN OF REORGANIZATION	I-	1

EXHIBIT II — NEW MANAGEMENT CONTRACT	II	-1

EXHIBIT III — SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
AND RECORD OWNERS OF SHARES OF ML NEW JERSEY AND
LEBENTHAL NEW JERSEY	II	I-1

INTRODUCTION

        This Proxy Statement and Prospectus is furnished to the stockholders of Lebenthal New Jersey in connection with the solicitation of proxies on behalf of the Board of Directors of Lebenthal Funds for use at the Meeting to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey on Friday, March 10, 2006, at 10:30 a.m. Eastern time.  The mailing address for Lebenthal New Jersey is 120 Broadway, New York, New York 10271.  The approximate mailing date of this Proxy Statement and Prospectus is February 6, 2006.

        Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Lebenthal Funds at the address indicated above or by voting in person at the Meeting.  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein.  Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” approval of the Agreement and Plan and “FOR” approval of the New Management Contract.

        This Proxy Statement and Prospectus is being used to solicit the vote of the stockholders of Lebenthal New Jersey.  The Board of Directors of Lebenthal Funds knows of no business other than that described above that will be presented for consideration at the Meeting.  If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

        This Proxy Statement and Prospectus serves as a prospectus of ML New Jersey under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of shares of beneficial interest of ML New Jersey pursuant to the terms of the Agreement and Plan.

Certain Defined Terms Used in this Proxy Statement and Prospectus

        ML New Jersey is a series of the Trust, which is organized as a Massachusetts business trust.  Lebenthal New Jersey is a series of Lebenthal Funds, which is organized as a Maryland corporation.  In each jurisdiction nomenclature varies.  For ease of reference and clarity of presentation, shares of common stock of Lebenthal New Jersey and shares of beneficial interest of ML New Jersey are hereinafter referred to as “shares,” and holders of shares are hereinafter referred to as “shareholders.”  The Trustees of the Trust and the Directors of Lebenthal Funds are each hereinafter referred to as a “Board” and collectively as the “Boards,” and the Declaration of Trust of the Trust and the Articles of Incorporation of Lebenthal Funds, each as amended, restated and supplemented, as applicable, are referred to herein as a “Charter.”  ML New Jersey and Lebenthal New Jersey are sometimes referred to herein individually as a “Fund” and collectively as the “Funds,” as the context requires.  The fund resulting from the Reorganization is sometimes referred to herein as the “ML New Jersey Combined Fund.”

ITEM 1.  THE REORGANIZATION

SUMMARY

        The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

The Reorganization

        The Board of Lebenthal Funds on behalf of Lebenthal New Jersey and the Board of the Trust on behalf of ML New Jersey approved the Reorganization at meetings held on November 29, 2005 and November 30, 2005, respectively.

        FAM is ML New Jersey’s investment adviser, and is also Lebenthal New Jersey’s investment adviser under a management contract entered into as of December 2, 2005 following the acquisition of The Advest Group, Inc. (“Advest”) from AXA Financial, Inc. (“AXA Financial”) by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) (the “Advest Acquisition”).  Advest is an intermediate parent company of Boston Advisors, Inc. (“Boston Advisors”), the predecessor investment adviser of Lebenthal Funds.  This contract serves as an interim management contract and, if approved by shareholders, will serve as the new management contract (the “New Management Contract”).  The New Management Contract is substantially identical to the previous investment advisory agreement between Lebenthal Funds and Boston Advisors with respect to Lebenthal New Jersey (the “Prior Advisory Agreement”).

         At a meeting held on November 29, 2005, the Board of Lebenthal Funds, including all of the members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”)) of Lebenthal Funds (the “non-interested Directors”), approved this change in investment adviser pursuant to the terms of the New Management Contract.  The term of the New Management Contract, which complies in all respects with Rule 15a-4 under the Investment Company Act, as discussed below, prior to shareholder approval, runs from December 2, 2005 until the earlier of 150 days following the termination of the prior contract (April 30, 2006) or the date the New Management Contract is approved by shareholders.  If shareholders approve the New Management Contract, the New Management Contract will become effective on the date of shareholder approval and will continue in effect for a two-year period, subject thereafter to annual renewal by the Directors or by the shareholders.

         Normally, an investment company’s investment advisory agreements must be approved by a fund’s shareholders in advance of the effective date of such agreements.  However, pursuant to Rule 15a-4 under the Investment Company Act, an investment adviser may serve as adviser to an investment company under an interim agreement with a term of no more than 150 days.  An investment advisory agreement initially approved under Rule 15a-4 can only continue in effect after 150 days so long as prior to the expiration of such term, shareholders approve the new agreement with the investment adviser.  Rule 15a-4 provides, in relevant part, that the interim contract must be identical in all material respects to the agreement that was previously approved by shareholders (except for the effective date and termination date).  In addition, under Rule 15a-4, during the term of the interim agreement, advisory fees otherwise payable to the investment adviser under the interim agreement are required to be deposited into an interest-bearing escrow account with the fund’s custodian or a bank.  If the shareholders of Lebenthal New Jersey approve the New Management Contract, such escrowed fees (plus interest) will be paid to FAM pursuant to the agreement.  If, on the other hand, shareholders do not approve the New Management Contract, FAM will be paid the lesser of its costs of providing services during the term of the interim agreement (plus interest) or the total amount in the escrow account (plus interest).  Accordingly, and in accordance with Rule 15a-4, the fees otherwise payable to FAM under the New Management Contract (which are identical to the fees previously payable to Boston Advisors under the Prior Advisory Agreement) are being held in escrow pending the outcome of the shareholder vote at the Meeting.  If shareholders approve the New Management Contract, shareholders will also be approving the payment by Lebenthal New Jersey of advisory fees to FAM for the interim period.  Under these circumstances, FAM will also be entitled to receive interest earned on those escrowed fees while held in escrow.  If shareholders do not approve the New Management Contract, then FAM will only be entitled to recover out of the escrow account the costs it incurred (plus interest) for serving as Lebenthal New Jersey’s investment adviser during the interim period.  The New Management Contract would then terminate and the Board of Lebenthal Funds would be required to appoint a new investment adviser to Lebenthal New Jersey or take other action as the Board determines to be appropriate.

        Because shareholders are also being asked to approve the Reorganization, there are several possible outcomes.  If the New Management Contract is approved, FAM will serve as investment adviser to Lebenthal New Jersey under that agreement.  If the Reorganization is also approved, the New Management Contract will be in effect until the consummation of the Reorganization.  If the New Management Contract is not approved but the Reorganization is approved, FAM will be paid for services rendered during the interim period as described above and upon consummation of the Reorganization, Lebenthal New Jersey shareholders will become shareholders of ML New Jersey, with FAM serving as the investment adviser to the ML New Jersey Combined Fund pursuant to the investment advisory agreement currently in effect with respect to ML New Jersey.

What will Shareholders of Lebenthal New Jersey Receive in the Reorganization?

         If the Agreement and Plan is approved and the Reorganization is consummated:

•	You will become a shareholder of ML New Jersey; and

•

You will receive Class A shares of ML New Jersey that have the same aggregate net asset value as the Class A shares of Lebenthal New Jersey that you held immediately prior to the Reorganization.  After the distribution of Class A shares of ML New Jersey in liquidation of your interest in Lebenthal New Jersey, all outstanding shares of Lebenthal New Jersey will be redeemed pursuant to Maryland law and the Charter of Lebenthal Funds without further action on the part of shareholders.

2

        No sales charge or fee of any kind will be charged to shareholders of Lebenthal New Jersey in connection with their receipt of shares of ML New Jersey in the Reorganization.

        The Reorganization has been structured with the intention that it qualify as a tax-free reorganization for Federal income tax purposes.  See “The Reorganization—Tax Consequences of the Reorganization.”  You should consult your tax adviser regarding the tax consequences of the Reorganization in light of your individual circumstances.

What are the Reasons for the Reorganization?

        The Board of Lebenthal Funds, including all of the non-interested Directors, has determined that the Reorganization is in the best interests of Lebenthal New Jersey, and that the interests of the shareholders of Lebenthal New Jersey with respect to net asset value will not be diluted as a result of effecting the Reorganization.  However, a shareholder of Lebenthal New Jersey will hold a lower percentage of ownership in the ML New Jersey Combined Fund than such shareholder holds in Lebenthal New Jersey prior to the Reorganization.

        In recommending the Reorganization as being in the best interests of Lebenthal New Jersey and its shareholders, the Board of Directors of Lebenthal Funds considered a number of factors, including the following:

•

As a result of the Advest Acquisition, the Lebenthal division of Boston Advisors, the predecessor investment adviser to Lebenthal New Jersey, no longer manages Lebenthal New Jersey.  Consequently, a significant change with respect to the management of Lebenthal New Jersey was required.

•

The potential for shareholders of Lebenthal New Jersey to realize significantly lower overall expenses. Even giving effect to expense limitations currently in effect with respect to Lebenthal New Jersey, the pro forma expense ratio of the ML New Jersey Combined Fund (0.92% of average daily net assets for Class A shares) will be lower than the historical expense ratio of Lebenthal New Jersey (0.95% of average daily net assets).  Without giving effect to the voluntary expense waivers, Lebenthal New Jersey’s expense ratio for the period ended September 30, 2005 would have been 1.41% of average daily net assets, which is significantly higher than the pro forma expense ratio of the ML New Jersey Combined Fund.  Consequently, with or without giving effect to the voluntary expense waivers, the expense ratio of the ML New Jersey Combined Fund is anticipated to be lower than Lebenthal New Jersey’s historical expense ratio, resulting in meaningful savings for shareholders of Lebenthal New Jersey.  In evaluating this factor, the Board noted that the management fee of Lebenthal New Jersey was lower than the management fee of ML New Jersey; however, the Board considered that factor to be secondary to the lower overall expense ratio.  After the Reorganization, the ML New Jersey Combined Fund will have an asset size substantially larger than Lebenthal New Jersey and will be in a better position to attract additional investors, which may allow the ML New Jersey Combined Fund to achieve further economies of scale in investments and expenses that Lebenthal New Jersey could not reasonably expect to achieve as a separate fund.

•

The historical investment performance of ML New Jersey is comparable to the historical investment performance of Lebenthal New Jersey.  For the one, five and ten year periods ended September 30, 2005, the Class A shares of ML New Jersey had an average annual return (including sales charges) of 2.13% (one year); 5.27% (five year); and 4.78% (ten year), compared to an average annual return (including sales charges) of Lebenthal New Jersey of 1.17% (one year); 5.55% (five year); and 5.64% (ten year) during the same period.

•

The Board considered the substantial resources of FAM.  At September 2005, FAM and its affiliates managed investment companies and accounts with approximately $519 billion in assets, including $56 billion in portfolios of municipal securities.  FAM is part of the global asset management group of MLPF&S.  As shareholders of ML New Jersey, the current shareholders of Lebenthal New Jersey will have exchange privileges with a broad range of mutual funds managed by FAM and its affiliates.

•	The Reorganization will provide shareholders of Lebenthal New Jersey with exposure to substantially the same investment product as they currently have.

•

The Reorganization is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and therefore will not be treated as a taxable sale of shares of Lebenthal New Jersey.

3

        For a more complete discussion of the Board’s considerations, see “The Reorganization—Potential Benefits to Shareholders of Lebenthal New Jersey as a Result of the Reorganization.”  Also see “Fee Table” below.

        If all of the requisite approvals are obtained with respect to the Reorganization, it is anticipated that the Reorganization will occur as soon as practicable thereafter, provided that the Funds have obtained an opinion from Sidley Austin LLP, counsel to ML New Jersey and special tax counsel to Lebenthal New Jersey, concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan.  Under the Agreement and Plan, the Reorganization may be abandoned at any time (whether before or after approval by the shareholders of Lebenthal New Jersey) prior to the Closing Date (as defined below), or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Trust and Lebenthal Funds; (ii) by the Board of Lebenthal Funds if on the Closing Date any condition of Lebenthal New Jersey’s obligations with respect to the Reorganization as set forth in the Agreement and Plan has not been fulfilled or waived by such Board; or (iii) by the Board of the Trust if on the Closing Date any condition of ML New Jersey’s obligations with respect to the Reorganization as set forth in the Agreement and Plan has not been fulfilled or waived by such Board.  The Boards of Lebenthal Funds and the Trust may together amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the shareholders of Lebenthal New Jersey.

Fee Table

        The fee table below provides information about the fees and expenses attributable to Class A shares of ML New Jersey and Class A shares of Lebenthal New Jersey, assuming the Reorganization had taken place on August 1, 2004, and the estimated pro forma fees and expenses attributable to the shares of the ML New Jersey Combined Fund for the fiscal year ended July 31, 2005.  Future fees and expenses may be greater or less than those indicated below.

Fee Table for ML New Jersey, Lebenthal New Jersey and the
Pro Forma ML New Jersey Combined Fund as of July 31, 2005 (unaudited)

	Actual				Pro Forma
	ML New Jersey Class A		Lebenthal New Jersey Class A		ML New Jersey Combined Fund Class A
Shareholder Fees (fees paid directly from a
shareholder’s investment)(a):

Maximum Sales Charge (Load) imposed on purchases
(as a percentage of offering price)	4.00	%(b)	4.50%		4.00	%(b)

Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)	None	(c)	None		None	(c)

Maximum Sales Charge (Load) Imposed on
Dividend Reinvestments	None		None		None

Redemption Fee	None		None		None

Exchange Fee	None		None		None

Annual Fund Operating Expenses (expenses that are
deducted from Fund assets):
Management Fees	0.55	%(g)	0.25	%(f)	0.55	%(g)
Distribution and/or Service (12b-1) Fees	0.10	%(d)	0.25	%(f)	0.10	%(d)
Other Expenses (including transfer agency fees)	0.29	%(e)	0.91%		0.27	%(e)

Total Annual Fund Operating Expenses	0.94	%(g)	1.41	%(f)	0.92	%(g)

(a)

With respect to ML New Jersey and the ML New Jersey Combined Fund, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares.

(b)	Some investors may qualify for reductions in or waivers of the sales charge (load).

(c)	A shareholder may pay a deferred sales charge if such shareholder purchases $1 million or more and redeems within one year.

(d)	ML New Jersey calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectus of ML New Jersey and all other Fund materials.

(e)

Financial Data Services, Inc., an affiliate of FAM, provides transfer agency services to ML New Jersey and will provide such services to the ML New Jersey Combined Fund.  ML New Jersey pays and the ML New Jersey Combined Fund will pay a fee for these services.  ML New Jersey’s investment adviser, and/or its affiliates, also provide certain accounting services to ML New Jersey and will provide such

(footnotes continued on next page)

4

(footnotes continued from prior page)
services to the ML New Jersey Combined Fund. ML New Jersey reimburses its investment adviser, or its affiliates, for such services, as will the ML New Jersey Combined Fund.

(f)

The predecessor investment adviser of Lebenthal New Jersey voluntarily waived 0.21% of the management fee and the predecessor distributor of Lebenthal New Jersey voluntarily waived 0.25% of the 12b-1 fee.  After such waivers, the Total Annual Fund Operating Expenses were 0.95%.  Until the New Management Contract is approved or rejected by shareholders of Lebenthal New Jersey, such voluntary expense waivers remain in effect.  Thereafter, the investment adviser and distributor could terminate these voluntary waivers at any time.

(g)

ML New Jersey’s manager may reimburse ML New Jersey a portion of the management fee in connection with ML New Jersey’s investment in an affiliated money market account.  Taking this reimbursement into account, the Total Annual Fund Operating Expenses would be 0.93% for ML New Jersey Class A shares and 0.92% for the Pro Forma ML New Jersey Combined Fund Class A shares.

EXAMPLES:

These examples assume that you invest $10,000 in the relevant Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same.  These assumptions are not meant to indicate that you will receive a 5% annual rate of return.  The annual return may be more or less than the 5% used in these examples.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

Class A	1 Year	3 Years	5 Years	10 Years

ML New Jersey	$492	$688	$ 899	$1,509
Lebenthal New Jersey	$587	$876	$1,186	$2,065
Pro Forma ML New Jersey Combined Fund*	$490	$682	$ 889	$1,486

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

Class A	1 Year	3 Years	5 Years	10 Years

ML New Jersey	$492	$688	$ 899	$1,509
Lebenthal New Jersey	$587	$876	$1,186	$2,065
Pro Forma ML New Jersey Combined Fund*	$490	$682	$ 889	$1,486

___________
*      Assuming the Reorganization had taken place on July 31, 2005.

        The foregoing Fee Table and Examples are intended to assist investors in understanding the costs and expenses that a shareholder of Lebenthal New Jersey or ML New Jersey bears directly or indirectly as compared to the estimated costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “The Reorganization—Potential Benefits to Shareholders of Lebenthal New Jersey as a Result of the Reorganization,” “Comparison of the Funds—Management,” “—Purchase of Shares” and “—Redemption of Shares.”

ML New Jersey	ML New Jersey is a series of the Trust, which was organized under the laws of the Commonwealth of Massachusetts on August 2, 1985. ML New Jersey is a non-diversified, open-end investment company.

As of December 31, 2005, ML New Jersey had net assets of approximately $101.3 million.

Lebenthal New Jersey

Lebenthal New Jersey is a series of Lebenthal Funds, which was organized under the laws of the State of Maryland on August 17, 1990.  Lebenthal New Jersey is a non-diversified, open-end investment company.

As of December 31, 2005, Lebenthal New Jersey had net assets of approximately $9.0 million.

Comparison of the Funds

Investment Objectives.  The investment objectives of ML New Jersey and Lebenthal New Jersey are similar but not identical.  ML New Jersey seeks to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.  Lebenthal New Jersey seeks to maximize

5

income exempt from regular Federal income taxes and from New Jersey gross income tax, consistent with preservation of capital, with consideration given to opportunities for capital gain.

Investment Policies.  ML New Jersey invests primarily in a portfolio of long term investment grade (securities rated in the four highest credit ratings of nationally recognized rating agencies) New Jersey municipal bonds.  These may be obligations of a variety of issuers including governmental entities in New Jersey and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam.  Under normal circumstances, ML New Jersey will invest at least 80% of its assets in New Jersey municipal bonds.  When choosing investments, ML New Jersey management considers various factors, including the credit quality of issuers, yield analysis, maturity analysis and the call features of the obligations.  ML New Jersey may invest up to 20% of its portfolio in junk bonds.  Under normal conditions, ML New Jersey’s weighted average maturity will be more than ten years

Lebenthal New Jersey invests primarily (at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes) in tax-exempt New Jersey municipal bonds and participation interests therein.  These bonds represent an obligation by a local government entity or agency to repay a debt, the proceeds of which are used for a public purpose.  Lebenthal New Jersey typically invests in municipal bonds and participation interests therein that are long term (i.e., average maturity is 15 to 25 years) and are investment grade (i.e., securities rated in the four highest credit ratings of nationally recognized rating agencies) on the date of investment.

Main Differences in Investment Strategy.  The main differences in investment strategy between ML New Jersey and Lebenthal New Jersey are: (i) Lebenthal New Jersey typically invests in longer term debt (i.e., average maturity is 15 to 25 years) than ML New Jersey, (ii) Lebenthal New Jersey invests in participation interests in tax-exempt New Jersey municipal bonds while ML New Jersey does not invest in participation interests, and (iii) ML New Jersey may invest up to 20% of its portfolio in junk bonds while Lebenthal New Jersey does not invest in junk bonds.

Portfolio Management.  FAM serves as the investment adviser to ML New Jersey and is Lebenthal New Jersey’s investment adviser under the New Management Contract for the interim period.  Advest was an intermediate parent company of Boston Advisors, the predecessor investment adviser of Lebenthal Funds.

Theodore R. Jaeckel, Jr., CFA, is ML New Jersey’s portfolio manager and has been primarily responsible for the day-to-day management of ML New Jersey’s portfolio since 1998 and Lebenthal New Jersey’s portfolio since December 2, 2005.  Gregory Serbe was Lebenthal New Jersey’s Senior Portfolio Manager prior to December 2, 2005 and had been primarily responsible for the day-to-day management of Lebenthal New Jersey’s portfolio since 2001.  Mr. Jaeckel is expected to be the portfolio manager for the ML New Jersey Combined Fund following the Reorganization and will be the portfolio manager for Lebenthal New Jersey under the New Management Contract for the interim period.

Advisory Fees.  Pursuant to an investment advisory agreement between FAM and the Trust on behalf of ML New Jersey, the Trust pays FAM a monthly fee at the annual rate of 0.55% of the average daily net assets of ML New Jersey for the first $500 million; 0.525% of the average daily net assets from $500 million to $1 billion; and 0.50% of the average daily net assets above $1 billion.

6

Pursuant to the New Management Contract between FAM and Lebenthal Funds, Lebenthal Funds pays FAM a monthly fee based on Lebenthal New Jersey’s average daily net assets at the annual rate of 0.25% of the average daily net assets of Lebenthal New Jersey for the first $50 million; 0.225% of the average daily net assets from $50 million to $100 million; and 0.20% of the average daily net assets above $100 million.

If shareholders of Lebenthal New Jersey approve the Reorganization, they will become shareholders of the ML New Jersey Combined Fund. FAM will serve as investment adviser to the ML New Jersey Combined Fund. If shareholders of Lebenthal New Jersey do not approve the Reorganization but approve the New Management Contract, FAM will serve as investment adviser to Lebenthal New Jersey under the New Management Contract. See “Summary – The Reorganization.”

See “Summary—Fee Table,” and “Comparison of the Funds—Management.”

Class Structure; Sales Charges and Account Maintenance Fees. ML New Jersey offers four classes of shares of beneficial interest: Class A, Class B, Class C and Class I. Lebenthal New Jersey currently offers one class of shares of common stock: Class A. ML New Jersey’s Class A shares are similar to Lebenthal New Jersey’s Class A shares. The distribution and account maintenance fees and the sales charges (including contingent deferred sales charges (“CDSCs”)) on the Class A shares of Lebenthal New Jersey are higher than the corresponding charges on the Class A shares of ML New Jersey. Advest, the predecessor distributor for Lebenthal New Jersey, voluntarily waived 0.25% of the account maintenance (service) fee payable by Lebenthal New Jersey, effectively reducing such fee to 0%; however, Advest was under no obligation to continue such waiver. This waiver reduced Lebenthal New Jersey’s total annual fund expenses. In connection with the Advest Acquisition, FAM Distributors, Inc. (“FAMD”) entered into a distribution agreement with Lebenthal Funds, on behalf of Lebenthal New Jersey, effective December 2, 2005. FAMD has continued this voluntary waiver. See “Summary—Fee Table,” “Comparison of the Funds—Purchase of Shares,” “—Redemption of Shares,” and “Additional Information—Shareholder Services.”

Expense Ratios. The table below sets forth the approximate average net assets and total expense ratio (including distribution and account maintenance fees) of Class A shares of each of the Funds and the ML New Jersey Combined Fund. For further information on expense ratios, see “Summary – Fee Table”

	Approximate Average Net Assets for the twelve-month period ended July 31, 2005	Total Annual Operating Expense Ratio
ML New Jersey	$33,900,000	0.94	%*
Lebenthal New Jersey	$13,900,000	1.41	%**
ML New Jersey Combined Fund	$47,800,000	0.92	%*

_________________
* This does not give effect to ML New Jersey’s manager’s reimbursement of a portion of the management fee in connection with ML New Jersey’s investment in an affiliated money market account.
** This does not give effect to the predecessor adviser’s voluntary waiver of 0.21% of the management fee or to predecessor distributor’s voluntary waiver of 0.25% of the account maintenance (service) fee. Such voluntary expense waivers are currently being continued by FAM and FAMD but may be terminated in the future.

Purchase of Shares.  Shares of ML New Jersey are offered continuously for sale to the public in substantially the same manner as shares of Lebenthal New Jersey.  See “Comparison of the Funds – Purchase of Shares.”

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Redemption of Shares. The redemption procedures for shares of ML New Jersey are substantially the same as the redemption procedures for shares of Lebenthal New Jersey.  See “Comparison of the Funds—Redemption of Shares.”

Exchange of Shares.  Shareholders of ML New Jersey may exchange their shares for shares of the same class of other MLIM/FAM-advised funds.  Class A shareholders of Lebenthal New Jersey may exchange their shares for Class A shares of other portfolios of Lebenthal Funds.

Dividends.  Lebenthal New Jersey and ML New Jersey each distributes its net investment income, if any, monthly, and net realized capital gains, if any, at least annually.  See “Comparison of the Funds — Dividends and Distributions.”

Net Asset Value.  Lebenthal New Jersey and ML New Jersey each determines the net asset value of each class of its shares once daily, Monday through Friday, as of the close of business on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading based on prices at the time of closing.  The Funds compute net asset value per share in the same manner. See

“Comparison of the Funds—Additional Information—Net Asset Value.”

Voting Rights. The corresponding voting rights of the shareholders of the Funds are substantially similar. See “Comparison of the Funds—Additional Information—Capital Stock.”

Other Significant Considerations. Shareholder services available to Lebenthal New Jersey and ML New Jersey shareholders are similar.  An automatic dividend reinvestment plan is available to shareholders of each Fund.  The plans are similar.  See  “Comparison of the Funds—Automatic Dividend Reinvestment Plan.”  Other shareholder services, including the provision of annual and semi-annual reports, are the same for both Funds.  See “Comparison of the Funds—Additional Information— Shareholder Services.”

Tax Considerations

The Funds will receive an opinion from Sidley Austin LLP with respect to the Reorganization to the effect that, among other things, neither ML New Jersey nor Lebenthal New Jersey will recognize any gain or loss on the transaction, and no shareholder of Lebenthal New Jersey will recognize any gain or loss upon receipt of shares of ML New Jersey.  Consummation of the Reorganization is subject to the receipt of such opinion of counsel.  See “The Reorganization—Tax Consequences of the Reorganization.”  The Reorganization will not affect the status of the Trust as a regulated investment company.

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RISK FACTORS AND SPECIAL CONSIDERATIONS

        ML New Jersey and Lebenthal New Jersey are classified as non-diversified investment companies under the Investment Company Act.  Non-diversified funds are subject to additional risks, including the risk that being non-diversified may magnify a fund’s losses from adverse events affecting a particular issuer.  Many of the investment risks associated with an investment in ML New Jersey (and, after the Reorganization, with an investment in the ML New Jersey Combined Fund) are substantially similar to those associated with an investment in Lebenthal New Jersey.  Such risks include market, credit and selection risk associated with investments in municipal securities, New Jersey specific risk resulting from investments in New Jersey municipal securities, interest rate risk and risks related to investments in when issued or delayed delivery securities, standby commitment agreements and repurchase agreements.  These risks are described more fully below.  ML New Jersey and the ML New Jersey Combined Fund may also be subject to certain additional risks.  ML New Jersey may invest up to 20% of its portfolio in junk bonds while Lebenthal New Jersey does not invest in junk bonds.  ML New Jersey may also invest in derivatives which are volatile and involve significant additional risks, including credit risk, leverage risk and liquidity risk.  ML New Jersey also faces certain risks related to particular instruments in which it may invest and arrangements required for such investment including swap agreements.  Additional risk factors associated with an investment in ML New Jersey are set forth below.  For more information concerning the risk factors applicable to an investment in ML New Jersey, please refer to the ML New Jersey Prospectus and the ML New Jersey Statement.  For more information concerning the risk factors applicable to an investment in Lebenthal New Jersey, please refer to the Lebenthal New Jersey Prospectus and the Lebenthal New Jersey Statement.

Risks of investing in ML New Jersey or the ML New Jersey Combined Fund

        Described below are certain risks which may be applicable to an investment in ML New Jersey or the ML New Jersey Combined Fund but which are not applicable to an investment in Lebenthal New Jersey.

        Derivatives —The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

•	Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

        The Fund may use derivatives for hedging purposes, including anticipatory hedges, or to seek to enhance returns. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

        Because the Fund may use derivatives to seek to enhance returns, its investments will expose the Fund to the risks outlined above to a greater extent than if the Fund used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

        Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

9

        Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that have not been registered under the applicable securities laws. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

        Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund may not be able to sell the securities.

        Junk Bonds — Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

        Variable Rate Demand Obligations — Variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

        Indexed and Inverse Floating Rate Securities — The Fund may invest in securities the potential return of which is directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities.

        Swap Agreements — Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Risks applicable to ML New Jersey and Lebenthal New Jersey

        Each Fund is subject to the following main investment risks:

        Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies.

        Credit Risk — Credit risk is the risk that the issuer of a fixed income security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

        Interest Rate Risk — Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Funds may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

        Call and Redemption Risk — A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond a Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

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        State Specific Risk — The Funds invest primarily in New Jersey municipal bonds and participation interests therein. As a result, the Funds are more exposed to risks affecting issuers of New Jersey municipal bonds than is a municipal bond fund that invests more widely. New Jersey public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Funds.

        General Obligation Bonds — The faith, credit and taxing power of the issuer of a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

        Revenue Bonds — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities or the amount of revenue derived from another revenue source.

        Industrial Development Bonds — Municipalities and other public authorities issue industrial development bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

        Moral Obligation Bonds — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

        Municipal Notes — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

        Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

        Borrowing and Leverage Risk — The Funds may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund’s return. Certain securities that a Fund may buy or other techniques that a Fund may use may create leverage, including, but not limited to, when issued securities, forward commitments and futures contracts and options.

        Insured Municipal Bonds — Bonds purchased by a Fund may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

        Taxability Risk — The Funds intend to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to a Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that a Fund pay taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected.  A determination that interest on a security held by a Fund is includable in gross income for Federal income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.  If the interest paid on any tax-exempt or municipal security held by a Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable.

        When Issued and Delayed Delivery Securities and Forward Commitments — The Funds may purchase or sell securities that they are entitled to receive on a when issued basis. The Funds may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery

11

securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

        Standby Commitment Agreements — Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer. Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

        Repurchase Agreements; Purchase and Sale Contracts — The Funds may enter into certain types of repurchase agreements or purchase and sale contracts. The Fund may invest in repurchase agreements involving the money market securities described above or U.S. Government and agency securities with longer maturities. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.

COMPARISON OF THE FUNDS

Financial Highlights

        ML New Jersey.  The Financial Highlights table is intended to help you understand ML New Jersey’s financial performance for the periods shown.  Certain information reflects financial results for a single ML New Jersey share.  The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of ML New Jersey (assuming reinvestment of all dividends).  The information has been audited by Deloitte & Touche LLP, whose report, along with ML New Jersey’s financial statements, is included in the ML New Jersey Annual Report that accompanies this Proxy Statement and Prospectus.

        The following per share data and ratios have been derived from information provided in the financial statements.

ML New Jersey —Financial Highlights

	Class A
	For the Year Ended July 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year	$10.24	$10.22	$10.43	$10.48	$9.94

Investment income — net	.47 #	.51 #	.50 #	.48	.46
Realized and unrealized gain (loss)— net	.48	.01	(.21)	(.05)	.54

Total from investment operations	.95	.52	.29	.43	1.00

Less dividends and distributions:
Investment income — net	(.46)	(.50)	(.50)	(.48)	(.46)
In excess of realized gain — net	—	—	—	—	—

Total dividends and distributions	(.46)	(.50)	(.50)	(.48)	(.46)

Net asset value, end of year	$10.73	$10.24	$10.22	$10.43	$10.48

Total Investment Return:*
Based on net asset value per share	9.49%	5.14%	2.76%	4.22%	10.29%
Ratios To Average Net Assets:
Expenses, net of reimbursement	.93%	.91%	.93%	.94%	.90%
Expenses	.94%	.92%	.93%	.94%	.90%
Investment income — net	4.45%	4.85%	4.79%	4.63%	4.50%
Supplemental Data:
Net assets, end of year (in thousands)	$34,618	$32,863	$27,868	$22,745	$17,424
Portfolio turnover	69.66%	30.76%	39.93%	41.39%	37.90%
________________
#	Based on average shares outstanding.
*	Total investment returns exclude the effects of sales charges.

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        Lebenthal New Jersey.  The Financial Highlights table is intended to help you understand Lebenthal New Jersey’s financial performance for the periods shown.  Certain information reflects financial results for a single Lebenthal New Jersey share.  The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Lebenthal New Jersey (assuming reinvestment of all dividends).  The information for the fiscal year ended November 30, 2005, has been audited by Deloitte & Touche LLP, whose report, along with Lebenthal New Jersey’s financial statements, is included in the Lebenthal Funds 2005 Annual Report, which is available upon request.  The information for the fiscal years ended prior to 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with Lebenthal New Jersey’s prior year financial statements, is included in the Lebenthal Funds 2004 Annual Report, which is also available upon request.  The following per share data and ratios have been derived from information provided in the financial statements.

Lebenthal New Jersey—Financial Highlights

	Class A
	Year Ended November 30,
	2005	2004	2003	2002		2001

Per Share Operating Performance:
Net asset value, beginning of period	$7.21	$ 7.20	$7.05	$6.99		$6.73

Income from investment operations:
Net investment income	0.28	0.29	0.30	0.31	(a)	0.33
Net realized and unrealized gain on investments	0.07	0.01	0.15	0.06		0.26

Total from investment operations	0.35	0.30	0.45	0.37		0.59

Less distributions:
Dividends from net investment income	(0.28)	(0.29)	(0.30)	(0.31)		(0.33)
Distributions from net realized gain on investments	(0.03)	—	—	—		—

Total distributions	(0.31)	(0.29)	(0.30)	(0.31)		(0.33)

Net asset value, end of period	$7.25	$ 7.21	$ 7.20	$ 7.05		$ 6.99

Total Return: (without deduction of sales load)	4.89%	4.26%	6.47%	5.39%		8.90%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$10,522	$13,463	$14,933	$13,078		$11,356
Ratios to average net assets:
Expenses†	0.95%*	0.95%*	0.95%*	0.95	%*	0.93%*
Net investment income	3.85%	4.03%	4.17%	4.41	%(a)	4.66%
Portfolio turnover	32.66%	8.80%	15.63%	21.46%		30.46%
_______________
*	Includes fees paid indirectly of less than 0.01% of average net assets.
†

If the investment adviser had not waived fees and reimbursed expenses and the administrator and distributor had not waived fees, the ratio of operating expenses to average net assets would have been 1.56%, 1.37%, 1.32%, 1.48% and 1.47% for the years ended November 30, 2005, 2004, 2003, 2002 and 2001, respectively.

(a)

If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies, which requires the amortization of premiums and accretion of discounts on debt securities using the effective interest method, net investment income per share would have been the same as noted above and the ratio of net investment income to average net assets would have been 4.40%.

Investment Objectives and Policies

        The investment objectives of ML New Jersey and Lebenthal New Jersey are similar but not identical.  ML New Jersey seeks to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.  Lebenthal New Jersey seeks to maximize income exempt from regular Federal income taxes and from New Jersey gross income taxes, consistent with preservation of capital, with consideration given to opportunities for capital gain.  Each Fund also uses substantially similar, although not identical, investment policies in seeking to achieve its objective.  See “How the Fund Invests” in the ML New Jersey Prospectus and “Investment Objectives, Principal Investment Strategies and Related Risks — The New York and New Jersey Portfolios” and “ — Portfolios — Generally” in the Lebenthal New Jersey Prospectus.

Investment Restrictions

        Certain investment restrictions are common to ML New Jersey and Lebenthal New Jersey.  Generally, neither Fund may: (i) invest for the purpose of exercising control or management; (ii) invest more than 25% of its assets in the securities of issuers in a particular industry; (iii) make loans (excluding the acquisition of debt securities); (iv) issue senior securities; (v) underwrite securities; (vi) invest in real estate (vii) make short sales; or (viii) invest in restricted securities.

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        There are specific differences between the investment restrictions of the Funds.  ML New Jersey may invest in securities issued by companies that invest in real estate.  ML New Jersey may purchase commodities or contracts on commodities to the extent that the Fund can do so in accordance with applicable law and its then current Prospectus and Statement of Additional Information and without registering as a commodity pool operator under the Commodity Exchange Act.  As a non-fundamental investment restriction, ML New Jersey may also borrow in an amount up to 20% of its total assets from banks as a temporary measure for extraordinary or emergency purposes.

        Lebenthal New Jersey may not invest in real estate, real estate investment trust securities, commodities or contracts on commodities or oil and gas interests.  Lebenthal New Jersey may borrow in an amount up to 15% of its assets from banks as a temporary or emergency measure.  Lebenthal New Jersey may pledge, hypothecate, mortgage or otherwise encumber an amount up to 15% of its assets to secure such borrowings.

        See “Risk Factors and Special Considerations” herein, “Investment Objective and Policies—Investment Restrictions” in the ML New Jersey Statement and “Description of the Fund and Its Investments and Risks — Investment Restrictions” in the Lebenthal New Jersey Statement.

Management

        Management and Advisory Arrangements.  FAM serves as the investment adviser to ML New Jersey and is Lebenthal New Jersey’s investment adviser under the New Management Contract for the interim period.

        Theodore R. Jaeckel, Jr., CFA, is ML New Jersey’s portfolio manager and has been primarily responsible for the day-to-day management of ML New Jersey’s portfolio since 1998 and Lebenthal New Jersey’s portfolio manager since December 2, 2005.  Gregory Serbe was Lebenthal New Jersey’s Senior Portfolio Manager prior to December 2, 2005 and had been primarily responsible for the day-to-day management of Lebenthal New Jersey’s portfolio since 2001.  Mr. Jaeckel is expected to be the portfolio manager for the ML New Jersey Combined Fund following the Reorganization and is the portfolio manager for Lebenthal New Jersey under the New Management Contract for the interim period.

        Advisory Fees.  Pursuant to an investment advisory agreement between FAM and the Trust on behalf of ML New Jersey, the Trust pays FAM a monthly fee at the annual rate of 0.55% of the average daily net assets of ML New Jersey for the first $500 million; 0.525% of the average daily net assets from $500 million to $1 billion; and 0.50% of the average daily net assets above $1 billion.  Based on the respective net assets of ML New Jersey and Lebenthal New Jersey as of December 31, 2005, the ML New Jersey Combined Fund will have aggregate net assets of approximately $110.3 million.

        Pursuant to the New Management Contract between FAM and Lebenthal Funds, Lebenthal Funds pays FAM a monthly fee based on Lebenthal New Jersey’s average daily net assets at the annual rate of 0.25% of the average daily net assets of Lebenthal New Jersey for the first $50 million; 0.225% of the average daily net assets from $50 million to $100 million; and 0.20% of the average daily net assets above $100 million.  As of December 31, 2005, Lebenthal New Jersey had net assets of approximately $9.0 million.

        While the advisory fee rate paid by ML New Jersey is substantially higher than the rate paid by Lebenthal New Jersey, FAM believes that the fee paid by ML New Jersey is reasonable based among other factors upon comparison to a peer group of funds.  Of the nine New Jersey municipal funds in the Lipper category (which does not include Lebenthal New Jersey) as of December 31, 2004, ML New Jersey’s actual advisory fee (0.543% after applicable waivers) ranks eighth, with the median actual management fee being 0.505%.  ML New Jersey’s total expenses (including distribution and account maintenance fees) ranks sixth out of the nine funds in the Lipper category.  ML New Jersey is the only open-end New Jersey municipal fund managed by FAM and its affiliates that is available to retail investors.  Additionally, although ML New Jersey’s management fee is higher than the management fee of Lebenthal New Jersey, the total expense ratio of ML New Jersey is lower than the total expense ratio of Lebenthal New Jersey.

        The investment advisory agreement between FAM and the Trust, on behalf of ML New Jersey, also provides that in addition to portfolio management of ML New Jersey, FAM will perform certain administrative services and provide office space, facilities, equipment and necessary personnel for the management of the Fund.

        The management agreement between Lebenthal Funds, on behalf of Lebenthal New Jersey, and its investment adviser relates primarily to the provision of investment management services.  Pursuant to an administration agreement between Lebenthal Funds and State Street Bank and Trust Company (“State Street”),

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as administrator, the administrator provides all administrative services reasonably necessary for each portfolio of Lebenthal Funds, other than those provided by the  investment adviser.  The administration agreement provides that the administrator will receive from Lebenthal Funds an annual fee equal to 0.08% of the average daily net assets of each portfolio up to $125 million, 0.06% of the average daily net assets of the next $125 million and 0.04% of the average daily net assets in excess of $250 million. See “Additional Information — Arrangements with State Street” below for a discussion of the Trust’s agreement with State Street for accounting services.

        If shareholders of Lebenthal New Jersey approve the Reorganization, FAM will serve as investment adviser to the ML New Jersey Combined Fund.  If shareholders of Lebenthal New Jersey do not approve the Reorganization but approve the New Management Contract, FAM will serve as investment adviser to Lebenthal New Jersey under the New Management Contract.  See “Summary — The Reorganization” and “—Fee Table”.

Purchase of Shares

        The class structure and purchase and distribution procedures for shares are substantially similar for both Lebenthal New Jersey and for ML New Jersey.  ML New Jersey currently offers four classes of shares of beneficial interest.  Lebenthal New Jersey currently offers one class of shares of common stock.  ML New Jersey’s Class A shares are similar to Lebenthal New Jersey’s Class A shares.  ML New Jersey also offers Class B, Class C and Class I shares.  The distribution and account maintenance fees and the sales charges (including CDSCs) on the Class A shares of Lebenthal New Jersey are higher than the corresponding charges on the Class A shares of ML New Jersey.  For a complete discussion of the classes of shares and the purchase and distribution procedures related thereto for ML New Jersey and Lebenthal New Jersey, see “Your Account—Merrill Lynch Select PricingSM System,” “—How to Buy, Sell, Transfer and Exchange Shares” and “— How Shares are Priced” in the ML New Jersey Prospectus and “Shareholder Information” in the Lebenthal New Jersey Prospectus.

        Sales Charges; 12b-1 Fees.  Class A shares of ML New Jersey and Lebenthal New Jersey are sold subject to a front-end sales charge.  Under separate class-specific plans adopted pursuant to Rule 12b-1 under the Investment Company Act, ML New Jersey and Lebenthal New Jersey each pay fees in connection with account maintenance for Class A shares (“12b-1 fees”).  Set forth below is a comparison of the 12b-1 fees as well as the maximum applicable sales charges for shares of ML New Jersey and Lebenthal New Jersey:

12b-1 Annual Fee Rates and Sales Charges

	Front-end Sales Charge[1]	Distribution Fee	Account Maintenance Fee (Service Fee)	CDSC

Lebenthal New Jersey
Class A	4.50%	None	0.25%	None

ML New Jersey
Class A	4.00%	None	0.10%	None[2]

____________
1  Class A shares of ML New Jersey and Class A shares of Lebenthal New Jersey are subject to a front-end sales charge.  See “Your Account — Pricing of Shares — Class A and Class I Shares — Initial Sales Charge Options” in the ML New Jersey Prospectus and see “Shareholder Information — Alternative Sales Arrangements” in the Lebenthal New Jersey Prospectus.

2  A shareholder may pay a deferred sales charge if such shareholder purchases $1 million or more and redeems within one year.

        Advest, the predecessor distributor for Lebenthal New Jersey, voluntarily waived 0.25% of the account maintenance (service) fee payable by Lebenthal New Jersey, effectively reducing such fee to 0%; however, Advest was under no obligation to continue such waiver.  This waiver reduced Lebenthal New Jersey’s total annual fund expenses.  In connection with the Advest Acquisition, FAMD entered into a distribution agreement with Lebenthal Funds, on behalf of Lebenthal New Jersey, effective December 2, 2005.  FAMD has continued this voluntary waiver.

Redemption of Shares

        The redemption procedures for shares of ML New Jersey are the same as the redemption procedures for shares of Lebenthal New Jersey.  See “Your Account —Merrill Lynch Select PricingSM System,” “—How to Buy, Sell, Transfer and Exchange Shares,” “—How Shares are Priced” and “—Participation in Fee-Based Programs” in the ML New Jersey Prospectus and “Shareholder Information — Pricing of Portfolio Shares,” “— How to Purchase and Redeem Shares” and “— Sales and Redemptions” in the Lebenthal New Jersey Prospectus.

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Exchange of Shares

        U.S. shareholders of Class A shares of ML New Jersey have an exchange privilege with certain other MLIM/FAM-advised funds, including Summit Cash Reserves Fund (“Summit”), a series of Financial Institutional Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C, and Class I shares of MLIM/FAM-advised funds.  Class A shares also may be exchanged for Class I shares of a second MLIM/FAM-advised fund at any time as long as, at the time of the exchange, the shareholder holds Class I shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class I shares of the second fund.  Class I shares are not subject to ongoing account maintenance and distribution fees.  Class A shares will be exchangeable with shares of the same class of other MLIM/FAM-advised funds.  For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of a Fund is “tacked” to the holding period of the newly acquired shares of the other fund.  Class A shares also will be exchangeable for shares of certain MLIM/FAM-advised funds specifically designated as available for exchange by holders of Class A shares.  Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares used in an exchange must have been held by the shareholder for at least 15 days.

        Class A shareholders of Lebenthal New Jersey may exchange their shares for Class A shares of other portfolios of Lebenthal Funds.

Performance

        The following tables provide performance information for the Class A shares of ML New Jersey and the Class A shares of Lebenthal New Jersey, including and excluding maximum applicable sales charges, for the periods indicated.  Past performance is not predictive of future performance.  For more information concerning the performance of ML New Jersey, please refer to the ML New Jersey Prospectus, the ML New Jersey Statement and the ML New Jersey Annual Report.  For more information concerning the performance of Lebenthal New Jersey, please refer to the Lebenthal New Jersey Prospectus, the Lebenthal New Jersey Statement and the Lebenthal Funds Annual Report.

ML New Jersey
Average Annual Total Return

	Class A Shares
Period	With Sales Charge* (%)	Without Sales Charge (%)
One Year Ended 12/31/05	0.91	5.11
Five Years Ended 12/31/05	4.53	5.39
Ten Years Ended 12/31/05	4.44	4.86

____________
*      Assumes the maximum applicable sales charge.  The maximum initial sales charge on Class A shares is 4.00%.

Lebenthal New Jersey
Average Annual Total Return

	Class A Shares
Period	With Sales Charge* (%)	Without Sales Charge (%)
One Year Ended 12/31/05	(0.28)	4.42
Five Years Ended 12/31/05	4.68	5.65
Ten Years Ended 12/31/05	5.15	5.64

____________
*      Assumes the maximum applicable sales charge.  The maximum initial sales charge on Class A shares is 4.50%.

Code of Ethics

        The Board of ML New Jersey has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act, which covers ML New Jersey, ML New Jersey’s investment adviser and ML New Jersey’s distributor.  The Board of Lebenthal Funds has also approved a Code of Ethics under Rule 17j-1 of the Investment Company Act, which covers Lebenthal New Jersey, Lebenthal New Jersey’s investment adviser and Lebenthal New Jersey’s distributor.  Each Code of Ethics establishes procedures for personal investing and restricts certain transactions.

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Employees subject to the respective Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the respective Fund.

Shareholder Rights

        Shareholders of ML New Jersey are entitled to one vote for each share held and fractional votes for fractional shares held and will be entitled to vote on the election of Trustees and any other matter submitted to a shareholder vote by that class.  ML New Jersey does not intend to hold annual meetings of shareholders.  Voting rights for Trustees are not cumulative.  Shares of ML New Jersey to be issued to shareholders of Lebenthal New Jersey in the Reorganization will be fully paid and non-assessable and will have no preemptive rights.  However, under Massachusetts law, shareholders could under certain circumstances be held personally liable for the obligations of the Fund.  Each share of ML New Jersey is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class A shares are subject to certain class-specific expenses.  See “Shareholders’ Meetings” below for additional information.  Rights attributable to shares of Lebenthal New Jersey are similar to those described above.

Dividends and Distributions

        It is the intention of each Fund to distribute substantially all of its net investment income.  Dividends from net investment income, if any, are distributed to each Fund’s shareholders monthly.  All net realized capital gains, if any, will be distributed to each Fund’s shareholders at least annually.  From time to time, each Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year.

Automatic Dividend Reinvestment Plan

        ML New Jersey offers its shareholders an Automatic Dividend Reinvestment Plan (the “Plan”).  Pursuant to the Plan, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund unless a shareholder has elected to receive such dividends in cash.  For further information about the Plan, see “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the ML New Jersey Prospectus.

        After the Reorganization, former shareholders of Lebenthal New Jersey who elected to receive dividends in cash will continue to receive dividends in cash from the ML New Jersey Combined Fund.  Otherwise, dividends paid to all former Lebenthal New Jersey shareholders will be automatically reinvested in shares of the ML New Jersey Combined Fund.

Automatic Investment Plans

        A shareholder of ML New Jersey may make additions to an account that is maintained at its transfer agent (an “Investment Account”) through a service known as the Automatic Investment Plan.  Under the Automatic Investment Plan, ML New Jersey is authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits.  For investors who buy shares of ML New Jersey through Merrill Lynch BlueprintSM Program, no minimum charge to the investor’s bank account is required.  Alternatively, an investor that maintains a cash management account may arrange to have periodic investments made in ML New Jersey.  Investors should contact their financial adviser or other financial intermediary for more information.

        A shareholder of Lebenthal New Jersey may elect to purchase shares of the Fund through the establishment of an Automatic Investment Plan (the “Lebenthal Investment Plan”) of a specified amount of $250 or more automatically on a monthly basis.  The minimum investment required to open a Lebenthal Investment Plan account is $2,500.  A Lebenthal Investment Plan provides for funds to be automatically drawn on a shareholder’s bank account and deposited in the shareholder’s Fund account.  The shareholder’s bank may charge a nominal fee in connection with the establishment and use of automatic deposit services.

Systematic Withdrawal Plans

        An ML New Jersey shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly

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or quarterly basis as provided below.  Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

        At the time of each withdrawal payment, sufficient shares are redeemed from the shareholder’s account to provide the withdrawal payment specified by the shareholder.  The shareholder may specify the dollar amount and class of shares to be redeemed.  Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable.  If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day.  The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption.  When a shareholder makes systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in ML New Jersey shares.  A shareholder’s systematic withdrawal plan may be terminated at any time, without charge or penalty, by the shareholder, ML New Jersey, the transfer agent or the distributor.

        If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan, the investor should contact his or her financial adviser or other financial intermediary.

        Withdrawal payments generally should not be considered as dividends.  Withdrawals generally are treated as sales of shares and may result in taxable gain or loss.  If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly.  Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities.  A Fund will not knowingly accept purchase orders for shares of a Fund from investors that maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater.  Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

        Alternatively, if a shareholder’s shares are held within a cash management account the shareholder may elect to have shares redeemed on a periodic basis as determined by the program. The proceeds of systematic redemptions will be posted to the shareholder’s account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A systematic redemption program may not be available if Fund shares are being purchased within the account pursuant to the automatic investment program. For more information shareholders should contact their financial adviser or other financial intermediary.

        Lebenthal New Jersey shareholders may elect to redeem shares and receive payment from the Fund of a specified amount of $250 or more automatically on a monthly basis.  A specified amount plan payment is made bythe Fund on the twelfth day of each month.  Whenever such twelfth day of the month is not a Fund business day, the payment date is the Fund business day immediately preceding the twelfth day of the month.  In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund business day three days prior to the date of payment.  To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder’s investment.  A shareholder may recognize a gain or loss upon redemption of shares (whether or not made through the plan) to the extent the amount received upon redemption exceeds or is less than his basis in the shares redeemed.  This election is only available to investors who, at time of election, own shares with a net asset value of $10,000.

Tax Information

        The tax consequences associated with an investment in shares of Lebenthal New Jersey are substantially similar to the tax consequences associated with an investment in shares of ML New Jersey.  See “Your Account—Dividends and Taxes” in the ML New Jersey Prospectus, “Shareholder Information — Tax Consequences” in the Lebenthal New Jersey Prospectus and “Summary—Tax Considerations” and “The Reorganization—Tax Consequences of the Reorganization” herein.

Portfolio Transactions

        The procedures for engaging in portfolio transactions are generally the same for ML New Jersey and Lebenthal New Jersey.  After the Reorganization, the ML New Jersey Combined Fund will use the portfolio

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transaction procedures of ML New Jersey.  For a discussion of ML New Jersey’s procedures, see “Portfolio Transactions and Brokerage” in the ML New Jersey Statement.

Portfolio Turnover

        While neither Fund generally expects to engage in trading for short term gains, each Fund will effect portfolio transactions without regard to holding period if, in Fund management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions.  The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.  A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund.  The following table illustrates the portfolio turnover rates for each Fund for the last two fiscal years:

Fund	Portfolio Turnover Rate for Fiscal Year* Ended 2005	Portfolio Turnover Rate for Fiscal Year* Ended 2004
ML New Jersey	69.66%	30.76%
Lebenthal New Jersey	32.66%	8.80%

        * The fiscal year end of ML New Jersey is July 31 and the fiscal year end of Lebenthal New Jersey is November 30.

Additional Information

        Net Asset Value.  Lebenthal New Jersey and ML New Jersey each determines the net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing.  The NYSE generally closes at 4:00 p.m. Eastern time.  Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

        Shareholder Services.  Each Fund offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund.  In addition, U.S. shareholders of Class A shares of ML New Jersey have an exchange privilege with certain other MLIM/FAM-advised funds.  U.S. shareholders of Class A shares of Lebenthal New Jersey may exchange their shares for Class A shares of other portfolios of Lebenthal Funds.  For a description of these services, see “Comparison of the Funds—Exchange of Shares” in this Proxy Statement and Prospectus, “Shareholder Services” in the ML New Jersey Statement and “Shareholder Information” in the Lebenthal New Jersey Prospectus.

        Custodian.  State Street Bank and Trust Company (“State Street”) acts as custodian for the cash and securities of ML New Jersey and Lebenthal New Jersey.  State Street’s principal business address is 225 Franklin Street, Boston, Massachusetts 02111.  It is anticipated that State Street will serve as the custodian of the ML New Jersey Combined Fund.

        Arrangements with State Street.  The Trust entered into an agreement with State Street, effective January 1, 2001, pursuant to which State Street provides certain accounting services to each series of the Trust including ML New Jersey.  The Trust pays a fee for these services.  Prior to January 1, 2001, FAM provided accounting services to ML New Jersey and was reimbursed by the Trust at its cost in connection with such services.  FAM continues to provide certain accounting services to ML New Jersey, and the Trust reimburses FAM for these services.

        Lebenthal Funds has entered into an agreement with State Street (the “Lebenthal Administrative Services Agreement”) pursuant to which State Street provides certain administrative services to each series of Lebenthal Funds including Lebenthal New Jersey (see “Management – Management and Advisory Arrangements” above).  These administrative services include certain accounting related functions.

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        The table below shows the amounts paid by the Trust to State Street with respect to ML New Jersey and to its Investment Adviser for accounting services for the periods indicated.

	ML New Jersey
Fiscal Year ended July 31,	Paid to State Street	Paid to the Investment Adviser
2005	$84,971	$2,335
2004	$85,805	$2,667
2003	$85,218	$2,482

        The table below shows the amounts paid by Lebenthal Funds to State Street with respect to Lebenthal New Jersey pursuant to the Lebenthal Administrative Services Agreement for the periods indicated:

Lebenthal New Jersey
Fiscal year ended November 30,	Paid to State Street
2005	$22,819
2004	$15,738
2003	$12,020

         Transfer Agent, Dividend Disbursing Agent and Registrar/Shareholder Servicing Agent.  Financial Data Services, Inc. (“FDS”), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent, dividend disbursing agent and registrar with respect to ML New Jersey, pursuant to a separate registrar, transfer agency and service agreement with the Trust.  The Trust pays between $16.00 and $20.00 for each Class A shareholder account, depending on the level of service required.  The Trust reimburses FDS for certain transaction charges and out-of-pocket expenses incurred by FDS under the Transfer Agency Agreement.

        Boston Financial Data Services, 330 West 9th Street, Kansas City, Missouri 64105, serves as the shareholder servicing agent with respect to Lebenthal New Jersey.

        The following table sets forth the transfer agent/shareholder servicing fees paid by ML New Jersey with respect to its Class A shares and Lebenthal New Jersey with respect to all outstanding shares for each Fund’s last three fiscal years:

	Fiscal Year *
Fund	2005	2004	2003
ML New Jersey	$14,411	$14,560	$11,666
Lebenthal New Jersey	$34,260	$31,510	$32,612

         *      The fiscal year end of ML New Jersey is July 31 and the fiscal year end of Lebenthal New Jersey is November 30.

        Capital Stock.  ML New Jersey currently offers four classes of shares of beneficial interest.  Lebenthal New Jersey currently offers one class of shares of common stock.  ML New Jersey’s Class A shares are similar to Lebenthal New Jersey’s Class A shares.  ML New Jersey also offers Class B, Class C and Class I shares.  The distribution and account maintenance fees and the sales charges on the Class A shares of Lebenthal New Jersey are higher than the corresponding charges on the Class A shares of ML New Jersey.  See “Summary—Fee Table,” “Comparison of the Funds—Purchase of Shares,” “—Redemption of Shares,” and “Additional Information—Shareholder Services.”

        Shareholder Inquiries.  Shareholder inquiries with respect to ML New Jersey may be addressed to the Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.  Shareholder inquiries with respect to Lebenthal New Jersey may be addressed to the Fund by telephone at (800) 594-7078 or at the following address: 120 Broadway, New York, New York 10271.

THE AGREEMENT AND PLAN OF REORGANIZATION

General

        Under the Agreement and Plan (attached hereto as Exhibit I), ML New Jersey will acquire all of the assets of Lebenthal New Jersey in exchange for the assumption of all of Lebenthal New Jersey’s liabilities and the issuance of Class A shares of beneficial interest, with a par value of $.10 per share, of ML New Jersey with an aggregate net asset value equal to the net assets of Lebenthal New Jersey at the Valuation Time (defined below).  The shares of ML New Jersey will then be distributed to the shareholders of Lebenthal New Jersey.  Upon

20

distribution of such shares, all outstanding shares of Lebenthal New Jersey will be redeemed in accordance with Maryland law and the Charter of Lebenthal Funds.

        The assets transferred by Lebenthal New Jersey to ML New Jersey will consist of all of the investments of Lebenthal New Jersey held in its portfolio after the close of business on the NYSE on the business day prior to the date the Reorganization takes place (“Valuation Time”) and all other assets of Lebenthal New Jersey as of such time.

        Holders of Class A shares of Lebenthal New Jersey as of the Valuation Time will be entitled to receive Class A shares of ML New Jersey (the “Shares”).  The aggregate net asset value of the Shares of ML New Jersey to be received by each shareholder of Lebenthal New Jersey will equal the aggregate net asset value of the shares of Lebenthal New Jersey owned by such shareholder as of the Valuation Time.  See “Terms of the Agreement and Plan—Valuation of Assets and Liabilities” for information concerning the calculation of net asset value.

        Since the Shares will be issued at net asset value and the shares of Lebenthal New Jersey will be valued at net asset value, the economic interests of holders of shares of Lebenthal New Jersey will not be diluted as a result of the Reorganization.  Because the ML New Jersey Combined Fund will have a larger asset base than Lebenthal New Jersey as a result of the Reorganization, a shareholder of Lebenthal New Jersey likely will hold a lower percentage of ownership in the ML New Jersey Combined Fund than he or she owned in Lebenthal New Jersey immediately prior to the Reorganization.

Procedure

        The Board of Lebenthal Funds, including all of the non-interested Directors, after determining that the Reorganization is in the best interests of Lebenthal New Jersey, and that the interests of the shareholders of Lebenthal New Jersey with respect to net asset value will not be diluted as a result of effecting the Reorganization, approved the Agreement and Plan and the submission of such Agreement and Plan to the shareholders of Lebenthal New Jersey for approval.  The Board of ML New Jersey, including all of the non-interested Trustees, after determining that the Reorganization is in the best interests of ML New Jersey and that the interests of the shareholders of ML New Jersey with respect to net asset value will not be diluted as a result of effecting the Reorganization, approved the Agreement and Plan.  No vote of the shareholders of ML New Jersey is required.

        If the shareholders of Lebenthal New Jersey approve the Agreement and Plan at the Meeting, and all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place as soon as practicable after such approval.

        The Board of Lebenthal Funds recommends that shareholders of Lebenthal New Jersey approve the Agreement and Plan.

Terms of the Agreement and Plan

        The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, a copy of which is attached hereto as Exhibit I.

        Valuation of Assets and Liabilities.  Full shares of ML New Jersey, and to the extent necessary, fractional shares of ML New Jersey, of an aggregate net asset value equal to the aggregate net asset value of the assets of Lebenthal New Jersey acquired by ML New Jersey, determined as hereinafter provided, reduced by the amount of liabilities of Lebenthal New Jersey assumed by ML New Jersey, shall be issued by ML New Jersey, in exchange for the transfer of the assets of Lebenthal New Jersey to and the assumption of the liabilities of Lebenthal New Jersey by ML New Jersey.  The respective assets of the Funds will be valued as of the Valuation Time according to the procedures described in the ML New Jersey Prospectus.  Such valuation and determination shall be made by ML New Jersey in cooperation with Lebenthal New Jersey.  Lebenthal New Jersey has adopted the same valuation policies as ML New Jersey effective December 2, 2005.  Purchase orders for Lebenthal New Jersey shares that have not been confirmed as of the Valuation Time will be treated as assets of Lebenthal New Jersey for purposes of the Reorganization.  Redemption requests that have not settled as of the Valuation Time will be treated as liabilities for purposes of the Reorganization.

        Distribution of Shares.  As soon as practicable after the Closing Date (the next full business day following the Valuation Time), Lebenthal New Jersey will distribute the Shares of ML New Jersey received by it pro rata to its shareholders in liquidation of such shareholders’ proportional interests in Lebenthal New Jersey.  The Shares

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of ML New Jersey received by the shareholders will have the same aggregate net asset value as each such shareholder’s interest in Lebenthal New Jersey held on the Closing Date.  Generally, the liquidation and distributions will be accomplished by opening new accounts on the books of ML New Jersey in the names of the shareholders of Lebenthal New Jersey and transferring to those shareholders’ accounts the Shares of ML New Jersey representing such shareholders’ interests in Lebenthal New Jersey.

        No sales charge or fee of any kind will be charged to shareholders of Lebenthal New Jersey in connection with their receipt of Shares of ML New Jersey in the Reorganization.

        Expenses.  FAM has executed and delivered to the Funds an undertaking to bear all expenses of the Reorganization including, but not limited to, the expenses incurred in preparing, printing and mailing this Proxy Statement and Prospectus and other proxy materials to be used in connection with the meeting of shareholders of Lebenthal New Jersey to consider the Reorganization, the fees and expenses of counsel to Lebenthal Funds and counsel to the independent directors of Lebenthal Funds, obtaining the opinion of counsel with respect to certain tax matters, the preparation of the Agreement and Plan, legal, transfer agent and audit fees, the expenses related to the solicitation of proxies to be voted at the Meeting and the expenses related to the printing of the Reorganization Statement of Additional Information.  If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

        Subject to approval of the Reorganization by the shareholders of Lebenthal New Jersey, FAM agrees to be responsible for payment of the premium applicable to Lebenthal New Jersey under the directors and officers liability insurance policy maintained by Lebenthal Funds for a period of three years following the closing of the Reorganization.

        Required Approvals.  Consummation of the Reorganization is conditioned upon the approval by the Boards (which has already been obtained), as well as the receipt of certain regulatory approvals.  In addition, approval of the Agreement and Plan by Lebenthal New Jersey requires the affirmative vote of the shareholders of Lebenthal New Jersey representing a majority of the outstanding voting securities (as defined in the Investment Company Act).  A vote of the shareholders of ML New Jersey is not required.

        Deregistration and Dissolution.  Following the transfer of the assets and liabilities of Lebenthal New Jersey to ML New Jersey, each Lebenthal New Jersey shareholder will receive Shares of ML New Jersey.  In addition, Lebenthal New Jersey will redeem all outstanding shares of Lebenthal New Jersey pursuant to Maryland law and the Charter of Lebenthal Funds.  Following the Reorganization and the reorganization or liquidation of the other series of Lebenthal Funds, it is anticipated that Lebenthal Funds would deregister as an investment company under the Investment Company Act.

        Amendments and Conditions.  Prior to shareholder approval of the Reorganization, the Agreement and Plan may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants may be waived, by a written instrument executed by the Funds or, in the case of a waiver, by the Fund waiving compliance.  At any time prior to the Closing Date, any of the terms or conditions of the Agreement and Plan may be waived by the Board of Lebenthal Funds or the Trust (provided the applicable Fund is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under the Agreement and Plan to the shareholders of the applicable Fund, on behalf of which such action is taken.  In addition, the Board of the Trust has delegated to FAM the ability to make non-material changes to the terms of the Reorganization, if FAM, after consultation with counsel for ML New Jersey, deems it to be in the best interests of ML New Jersey to do so.  The obligations of Lebenthal New Jersey and ML New Jersey pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by Lebenthal New Jersey’s shareholders, an opinion of counsel being received as to certain tax matters and the continuing accuracy of various representations and warranties being confirmed by the respective parties.

        Termination, Postponement and Waivers.  The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the shareholders of Lebenthal New Jersey, prior to the Closing Date, or the Closing Date may be postponed with respect to the Reorganization: (i) by mutual consent of the Boards of the Trust and Lebenthal Funds; (ii) by the Board of Lebenthal Funds if on the Closing Date any condition of Lebenthal New Jersey’s obligations with respect to the Reorganization as set forth in the Agreement and Plan has not been fulfilled or waived by such Board; or (iii) by the Board of the Trust if on the Closing Date any condition of ML New Jersey’s obligations with respect to the Reorganization as set

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forth in the Agreement and Plan has not been fulfilled or waived by such Board.  In addition, unless a later date is agreed to by the Board of Lebenthal Funds and the Board of the Trust, the Agreement and Plan will automatically terminate on December 31, 2006, if the Reorganization has not been consummated.

Potential Benefits to Shareholders of Lebenthal New Jersey as a Result of the Reorganization

        FAM believes that the Reorganization will benefit the shareholders of each of the Funds.  Following the Reorganization, (i) ML New Jersey shareholders will remain invested in a non-diversified, open-end fund that has greater net assets and an anticipated lower total operating expense ratio with no changes to its current investment objectives and management arrangements; and (ii) Lebenthal New Jersey shareholders will become invested in a non-diversified, open-end fund with substantially similar investment objectives and strategies with a lower total operating expense ratio than Lebenthal New Jersey, and will hold shares that are subject to lower sales charges and account maintenance fees than they currently do.

        FAM believes that the Reorganization will benefit the shareholders of ML New Jersey because certain fixed costs, such as printing shareholder reports, legal expenses, audit fees, registration fees, mailing costs and other expenses will be spread across a larger asset base, thereby potentially lowering the total operating expense ratio borne by shareholders of ML New Jersey.  FAM has agreed to bear the expenses of the Reorganization incurred by both Funds.  It is anticipated that the total operating expense ratio for the ML New Jersey Combined Fund will be lower than the current total operating expense ratio for Lebenthal New Jersey.

        If the Reorganization had taken place on August 1, 2004, the total annual expense ratio of the ML New Jersey Combined Fund for the fiscal year ended July 31, 2005 would be 0.49% and 0.02% lower (including distribution and account maintenance fees) for Lebenthal New Jersey Class A shareholders and ML New Jersey Class A shareholders, respectively.  For further information, see “Summary – Comparison of the Funds – Expense Ratios” and “— Fee Table.”

        The following table sets forth the net assets of each of the Funds for each of their last three fiscal year ends and also as of December 31, 2005.

Total Net Assets for the Dates Indicated

ML New Jersey		Lebenthal New Jersey
As of 7/31/03	$111,923,006	As of 11/30/03	$14,932,927
As of 7/31/04	$94,713,029	As of 11/30/04	$13,462,863
As of 7/31/05	$102,876,002	As of 11/30/05	$10,522,295
As of 12/31/05	$101,296,218	As of 12/31/05	$9,031,512

        The following table sets forth the total annual operating expense ratio and total annual operating expense ratio after the Reorganization of each share class for each of the Funds and the ML New Jersey Combined Fund as of July 31, 2005.

Total Annual Operating Expense Ratio for the twelve-month period ended July 31, 2005
ML New Jersey*
Class A	0.94%
Class B	1.35%
Class C	1.45%
Class I	0.84%
Lebenthal New Jersey**
Class A	1.41%
ML New Jersey Combined Fund*
Class A	0.92%
Class B	1.33%
Class C	1.43%
Class I	0.82%

_________________
*   This does not give effect to ML New Jersey’s manager’s reimbursement of a portion of the management fee in connection with ML New Jersey’s investment in an affiliated money market account.

**  This does not give effect to the predecessor adviser’s voluntary waiver of 0.21% of the management fee or to the predecessor distributor’s voluntary waiver of 0.25% of the account maintenance (service) fee.  Giving effect to the voluntary waivers, the total annual operating expense ratio as of July 31, 2005 would have been 0.95%.  Such voluntary expense waivers may be eliminated in the future.

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        FAM does not believe that Lebenthal New Jersey is likely to attract significant additional assets and believes that it is likely to experience net redemptions resulting over time in a higher expense ratio.  As discussed above, in the Reorganization, shareholders of Lebenthal New Jersey should benefit by becoming invested in a non-diversified, open-end fund with substantially similar investment objectives and strategies and with a lower total operating expense ratio than Lebenthal New Jersey, and by holding shares that are subject to lower sales charges and account maintenance fees than they currently do.  In addition, the ML New Jersey Class A shares to be issued in the Reorganization are not subject to distribution fees.  Also, as shareholders of ML New Jersey, shareholders will have an exchange privilege with a broad range of mutual funds managed by FAM and its affiliates.

        In approving the Reorganization, the Board of Lebenthal Funds also determined that the interests of existing shareholders of Lebenthal New Jersey would not be diluted as a result of the Reorganization.

Factors Considered by the Board of Directors of Lebenthal Funds in Recommending the Reorganization

        In recommending the Reorganization as being in the best interests of Lebenthal New Jersey and its shareholders, the Board of Directors of Lebenthal Funds considered a number of factors, including the following:

        First, the Lebenthal division of Boston Advisors, the predecessor investment adviser to Lebenthal New Jersey, no longer manages Lebenthal New Jersey.  As a result of the Advest Acquisition, the investment advisory contract between Boston Advisors and Lebenthal New Jersey terminated and, as a result of staffing changes at Boston Advisors after such change in control, Boston Advisors no longer had the expertise to manage a fund focusing on New Jersey municipal securities.  Consequently, a significant change with respect to the management of Lebenthal New Jersey was required.  The Reorganization provided an attractive opportunity to address ongoing management of the assets of Lebenthal New Jersey.

        Second, the Board considered the potential for shareholders of Lebenthal New Jersey to realize significantly lower overall expenses. The Board noted that as of July 31, 2005, the pro forma expense ratio of the ML New Jersey Combined Fund is lower than the historical expense ratio of Lebenthal New Jersey even after giving effect to the voluntary expense waivers currently in effect with respect to Lebenthal New Jersey.  They noted that the historical pro forma expense ratio of Lebenthal New Jersey is significantly higher than the pro forma expense ratio of the ML New Jersey Combined Fund if such expense waivers are not taken into account.  The Directors also noted that such voluntary expense waivers may be eliminated in the future.  Consequently, with or without giving effect to the expense waivers, the expense ratio of the ML New Jersey Combined Fund is anticipated to be lower than Lebenthal New Jersey’s historical expense ratio, resulting in meaningful savings for shareholders of Lebenthal New Jersey.   In evaluating this factor, the Board noted that the management fee of Lebenthal New Jersey was lower than the management fee of ML New Jersey; however, the Board considered that factor to be secondary to the lower overall expense ratio.  See the table above under “Potential Benefits to Shareholders of Lebenthal New Jersey as a Result of the Reorganization”.

        Third, after the Reorganization, the ML New Jersey Combined Fund will have an asset size substantially larger than Lebenthal New Jersey and will be in a better position to attract additional investors, which may allow the ML New Jersey Combined Fund to achieve further economies of scale in investments and expenses that Lebenthal New Jersey could not reasonably expect to achieve as a separate fund of its current size.

        Fourth, the historical investment performance of ML New Jersey is comparable to the historical investment performance of Lebenthal New Jersey. For the one, five and ten year periods ended September 30, 2005, the Class A shares of ML New Jersey had an average annual return (including sales charges) of 2.13% (one year); 5.27% (five year); and 4.78% (ten year), compared to an average annual return (including sales charges) of Lebenthal New Jersey of 1.17% (one year); 5.55% (five year); and 5.64% (ten year) during the same period.

        Fifth, the Board considered the substantial resources of FAM. At September 2005, FAM and its affiliates managed investment companies and accounts with approximately $519 billion in assets, including $56 billion in portfolios of municipal securities.  FAM is part of the global asset management group of MLPF&S.  As shareholders of ML New Jersey, the current shareholders of Lebenthal New Jersey will have exchange privileges with a broad range of mutual funds managed by FAM and its affiliates.

        Sixth, the Reorganization will provide shareholders of Lebenthal New Jersey with exposure to substantially the same investment product as they currently have.

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        Seventh, the Reorganization is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and therefore will not be treated as a taxable sale of shares of Lebenthal New Jersey.

        Eighth, FAM has agreed to bear the expenses of the Reorganization.

Tax Consequences of the Reorganization

        Summary.  Lebenthal Funds on behalf of Lebenthal New Jersey, and the Trust on behalf of ML New Jersey, will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither Fund will recognize any gain or loss on the transaction, and no shareholder of Lebenthal New Jersey will recognize any gain or loss upon receipt of Shares of ML New Jersey in the Reorganization.

        General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”).  The Trust and Lebenthal Funds have elected and qualified ML New Jersey and Lebenthal New Jersey, respectively, for the special tax treatment afforded “regulated investment companies” under the Code, and the Trust intends to continue to so qualify the ML New Jersey Combined Fund after the Reorganization.  The Funds will receive an opinion from Sidley Austin LLP, counsel to ML New Jersey and special tax counsel to Lebenthal New Jersey, to the effect that, for Federal income tax purposes: (i) the transfer by Lebenthal New Jersey of all of its assets to ML New Jersey in exchange solely for Shares of ML New Jersey as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be deemed to be a “party” to a reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Lebenthal New Jersey as a result of the transfer of its assets solely in exchange for Shares of ML New Jersey or on the distribution of the Shares of ML New Jersey to Lebenthal New Jersey’s shareholders under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized by ML New Jersey on the receipt of assets of Lebenthal New Jersey in exchange for Shares of ML New Jersey; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of Lebenthal New Jersey on the receipt of Shares of ML New Jersey in exchange for their shares of Lebenthal New Jersey; (v) in accordance with Section 362(b) of the Code, the tax basis of Lebenthal New Jersey’s assets in the hands of ML New Jersey will be the same as the tax basis of such assets in the hands of Lebenthal New Jersey immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Shares of ML New Jersey received by the shareholders of Lebenthal New Jersey in the Reorganization (including fractional shares to which they may be entitled) will be equal, in the aggregate, to the tax basis of the shares of Lebenthal New Jersey surrendered in exchange therefor; (vii) in accordance with Section 1223 of the Code, a shareholder’s holding period for the Shares of ML New Jersey (including fractional shares to which they may be entitled) will be determined by including the period for which such shareholder held shares of Lebenthal New Jersey exchanged therefor, provided that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, ML New Jersey’s holding period with respect to Lebenthal New Jersey’s assets transferred will include the period for which such assets were held by Lebenthal New Jersey; and (ix) pursuant to Section 381(a) of the Code and regulations thereunder, ML New Jersey will succeed to and take into account certain tax attributes of Lebenthal New Jersey, such as earnings and profits, capital loss carryovers and method of accounting.

        Shareholders should consult their tax advisers regarding the tax consequences of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

        Status as a Regulated Investment Company.  Lebenthal Funds has elected and qualified Lebenthal New Jersey to be taxed as a regulated investment company under Sections 851-855 of the Code.  The Trust has also elected and qualified ML New Jersey to be taxed as a regulated investment company under Sections 851-855 of the Code and, after the Reorganization, the ML New Jersey Combined Fund intends to continue to so qualify.

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Capitalization

        The following tables set forth as of July 31, 2005: (i) the capitalization of ML New Jersey, (ii) the capitalization of Lebenthal New Jersey, and (iii) the pro forma capitalization of the ML New Jersey Combined Fund as adjusted to give effect to the Reorganization assuming the Reorganization was consummated as of that date.

Capitalization of ML New Jersey, Lebenthal New Jersey
and ML New Jersey Combined Fund as of July 31, 2005
(unaudited)

ML New Jersey*

Class A

Net Assets:	$34,554,950
Shares Outstanding:	3,224,948
Net Asset Value Per Share:	$10.71

Lebenthal New Jersey*

Class A

Net Assets:	$12,804,978
Shares Outstanding:	1,741,237
Net Asset Value Per Share:	$7.35

Pro Forma ML New Jersey Combined Fund*

Class A

Net Assets:	$47,359,928
Shares Outstanding:	4,420,012
Net Asset Value Per Share:	$10.71

___________________________________________________________________ * Includes certain pro forma adjustments.

ITEM 2.  APPROVAL OF NEW MANAGEMENT CONTRACT

        Shareholders are being asked to approve the New Management Contract between Lebenthal Funds, on behalf of Lebenthal New Jersey, and FAM.  On November 29, 2005, after careful consideration of possible alternatives to Lebenthal New Jersey’s management arrangement, the Board of Directors of Lebenthal Funds, including all of the non-interested Directors, determined that it would be in the best interest of Lebenthal New Jersey and its shareholders to select FAM as the new investment adviser to the Fund.  At that meeting, the Board approved, subject to shareholder approval, the New Management Contract for a period of two years from the date shareholders approve the New Management Contract.  The New Management Contract also provides that FAM will serve as Lebenthal New Jersey’s investment adviser for an interim period, prior to shareholder approval, running from December 2, 2005 until the earlier of 150 days following the termination of the prior contract (April 30, 2006) or the date the New Management Contract is approved by shareholders.  If shareholders approve the New Management Contract, the New Management Contract will become effective on the date of shareholder approval and will continue in effect for such two-year period, subject thereafter to annual renewal by the Directors or by the shareholders.  If the Reorganization discussed in Item 1 is also approved, the New Management Contract will be in effect until the consummation of the Reorganization.  After the Reorganization, shareholders will be subject to the investment advisory agreement between FAM and the Trust on behalf of ML New Jersey.  If shareholders approve the New Management Contract, shareholders will also be approving the payment by Lebenthal New Jersey of advisory fees to FAM during the interim period and FAM will also be entitled to receive interest earned on those escrowed fees while held in escrow.  If shareholders do not approve the New Management Contract, then FAM will only be entitled to recover out of the escrow account the costs it incurred (plus interest) for serving as Lebenthal New Jersey’s investment adviser during the interim period.  The New Management Contract would then terminate and the Board of Lebenthal Funds would be required to appoint a new investment adviser to Lebenthal New Jersey or take other action as the Board determines to be appropriate.

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Terms of the New Management Contract

        The New Management Contract is identical to the Prior Advisory Agreement except for the name of the investment adviser, the date of commencement, the date of termination of the agreement and the provisions regarding the interim period.  A copy of the New Management Contract is attached as Exhibit II to this Proxy Statement and Prospectus. Set forth below is a description of the services to be provided under the New Management Contract.

        Management Services. Pursuant to the New Management Contract, FAM provides Lebenthal New Jersey with management and other services, including supervising and monitoring the performance of Lebenthal New Jersey’s administrator in connection with its duties under Lebenthal New Jersey’s administrative services agreement.  Subject to the general control of the Directors, FAM is responsible for the management of Lebenthal New Jersey’s portfolio of securities and for making decisions with respect to the purchase and sale of investments.  FAM or its affiliates will also furnish Lebenthal New Jersey, at FAM’s own expense, such investment advisory supervision and assistance as FAM believes appropriate or as the Fund may reasonably request subject to the requirements of any regulatory authority to which FAM may be subject.  These services are identical to those in the Prior Advisory Agreement.

        Duration and Termination. Unless earlier terminated as described herein, the New Management Contract will remain in effect for a period of two years and thereafter from year to year if approved annually (a) by the Board of Directors of Lebenthal Funds or by a majority of the outstanding shares of Lebenthal New Jersey and (b) by a majority of the Directors who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. The agreement is not assignable and may be terminated at any time, without the payment of any penalty, by vote of a majority of Lebenthal New Jersey’s outstanding voting securities (as defined in the Investment Company Act) or by a vote of a majority of Lebenthal New Jersey’s entire Board of Directors, or on sixty days’ written notice by either party.  These terms are identical to the terms of the Prior Advisory Agreement.

Compensation and Expenses

        Advisory Fee.   Pursuant to the New Management Contract, FAM receives for its services to Lebenthal New Jersey monthly compensation at the annual rate of 0.25% of Lebenthal New Jersey’s average daily net assets not in excess of $50 million, 0.225% of such assets between $50 million and $100 million and 0.20% of such assets in excess of $100 million.  These terms are identical to the terms of the Prior Advisory Agreement.

        Payment of Fund Expenses.  The New Management Contract obligates Lebenthal New Jersey to be responsible for payment of all of its expenses, including:  (a) brokerage and commission expenses; (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) commitment fees and certain insurance premiums; (d) interest charges on borrowings by the Fund; (e) charges and expenses of the Fund’s custodian; (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for the Fund; (g) telecommunications expenses; (h) recurring and nonrecurring legal and accounting expenses, including the determination of net asset value per share and the maintenance of Fund and general accounting records; (i) costs of organizing and maintaining the Fund’s existence as a corporation; (j) compensation, including directors’ fees, of any of the Fund’s directors, officers or employees who are not officers of FAM or its affiliates and costs of other personnel providing clerical, accounting supervision and other office services to the Fund, as the Fund may request; (k) costs of shareholders’ services; (l) costs of shareholders’ reports, proxy solicitations, and corporate meetings; (m) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and of qualifying the Fund’s shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of the Fund’s shares and attendant upon renewals of, or amendment to, those registrations and qualifications; (n) expenses of preparing, printing and delivering Lebenthal New Jersey’s prospectus to its existing shareholders and of printing shareholder application forms for shareholder accounts; and (o) payment of the fees provided for in the New Management Contract and in the administrative services agreement and distribution agreement.

Payments to Boston Advisors, FAM and their Affiliates

        For the fiscal year ended November 30, 2005, Lebenthal New Jersey paid no brokerage commissions.  For the fiscal year ended November 30, 2005, Boston Advisors and its affiliates received no commissions on execution of such portfolio security transactions.

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        During the fiscal year ended November 30, 2005, Lebenthal New Jersey engaged in an aggregate of $539,905 in principal transactions with MLPF&S.  Subsequent to the Advest Acquisition, Lebenthal New Jersey will not effect any principal transactions with MLPF&S and its affiliates except pursuant to applicable Commission exemptive relief and may engage in brokerage transactions with MLPF&S only as permitted by Commission rules.  For the fiscal year ended November 30, 2005, Boston Advisors and its affiliates engaged in no principal transactions with Lebenthal New Jersey.

Comparative Fee Information

        The following table provides information with respect to Lebenthal New Jersey and certain other funds with similar objectives for which FAM also serves as investment adviser:

Agreement	Advisory Fee (As a Percentage of Average Daily Net Assets)	Approximate Net Assets as of December 31, 2005*

Lebenthal New Jersey	0.25% up to $50 million; 0.225% for next $50 million and 0.20% over $100 million	$9,032,000

ML New Jersey	0.55% up to $500 million,	$101,296,000
	0.525% for next $500 million and
	0.50% over $1 billion

Merrill Lynch Florida Municipal Bond Fund	0.55% up to $500 million; 0.525% for next $500 million and 0.50% over $1 billion	$131,647,000

Merrill Lynch New York Municipal Bond Fund	0.55% up to $500 million; if assets over $500 million, FAM has agreed to waive a portion of the fee due and to receive a fee of 0.55% up to $500 million, 0.525% for next $500 million and 0.50% over $1 billion	$210,979,000

Merrill Lynch Pennsylvania Municipal Bond Fund	0.55% up to $500 million; 0.525% for next $500 million and 0.50% over $1 billion	$72,414,000

Merrill Lynch California Insured Municipal Bond Fund	0.55% up to $500 million; 0.525% for next $500 million and 0.50% over $1 billion	$431,007,000

Lebenthal New York Municipal Bond Fund	0.25% up to $50 million; 0.225% for next $50 million and 0.20% over $100 million	$117,303,000

_________
*	Rounded off to nearest $1,000.

The Board’s Considerations

        In approving the New Management Contract, the Board of Directors of Lebenthal Funds met with representatives of FAM, including the proposed portfolio manager for Lebenthal New Jersey, and the non-interested Directors met in executive session with their counsel.  In connection with such meetings, the non-interested Directors requested and were provided with a broad range of information on FAM, its experience in managing municipal funds and its compliance resources.  Based upon such review, the Board of Directors, including all of the non-interested Directors, concluded that approval of the New Management Contract was in the best interest of Lebenthal New Jersey after considering the factors described below.

        The nature, extent and quality of services to be provided by FAM.  The Board reviewed in detail the nature and extent of the services to be provided by FAM under the terms of the New Management Contract.  The Board noted that the services include managing the investment and reinvestment of Lebenthal New Jersey’s assets; the provision of reports to the Board regarding changes in portfolio holdings and important developments affecting the economy in general and the entities whose securities are included in Lebenthal New Jersey’s portfolio; and the compensation of all officers, directors and employees of Lebenthal New Jersey who are officers of FAM or its affiliates.  The Board also noted that the resources available to FAM in managing Lebenthal New Jersey were substantially greater than the resources that had been available to Boston Advisors. The Board also considered a report on FAM’s compliance resources and record and the background of the personnel who would be involved in the management of Lebenthal New Jersey.  The Board concluded that the nature and extent of the services to be provided under the New Management Contract were reasonable and appropriate in relation to the proposed management fees thereunder.

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         The performance of FAM in managing similar accounts.  The Board reviewed the historical investment performance of Lebenthal New Jersey, similar funds managed by FAM (including ML New Jersey) and a peer group of investment companies selected by Lipper Analytical Services (the “Peer Group”) and by FAM.  The Board considered those comparisons as helpful in their assessment as to whether FAM would be capable of obtaining for Lebenthal New Jersey’s shareholders the performance similar to that achieved by the predecessor investment adviser and the performance that was available in the marketplace given Lebenthal New Jersey’s investment objectives, strategies, limitations and restrictions.

        The management fees under the New Management Contract.  In connection with the Board’s consideration of the level of the proposed management fee under the New Management Contract, the Board considered a number of factors.  The Board compared the level of the management fee for Lebenthal New Jersey against the advisory fees charged by funds in the Peer Group and comparable funds managed by FAM.  The Board also considered comparative total fund expenses of Lebenthal New Jersey against the total expenses of the funds in the Peer Group.  The Board used this fee and total expense data as a guide to help it assess the reasonableness of the proposed management fee under the New Management Contract, although the Directors acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the Peer Group fund agreements was often not apparent.  The Board also viewed the Peer Group fee information as a whole as useful in assessing whether FAM would be providing services at a cost that was competitive with other similar funds.  In assessing this information, the Board considered both the comparative contract rates as well as the level of the management fees after waivers and/or reimbursements.  The Board compared the services to be provided by FAM to the services previously provided under the Prior Advisory Agreement; however, the Board was not in a position to compare FAM’s services relative to services provided to other funds included in the Peer Group.  The Board noted that the proposed contract rate of Lebenthal New Jersey’s combined fees (e.g., management and administrative fees) was below the median when compared to the combined fees of the funds in the Peer Group.  The Board further observed that the estimated total expense ratio of Lebenthal New Jersey was at the median when compared to the expense ratios of the funds in the Peer Group.  The Board concluded that the level of the proposed management fee under the New Management Contract was reasonable in light of these factors.

        The extent to which economies of scale will be realized as Lebenthal New Jersey grows and whether fee levels reflect those economies of scale.  The Board concluded that, given the intention to reorganize or liquidate Lebenthal New Jersey in the coming year, economies of scale in managing Lebenthal New Jersey did not appear to be a relevant factor at this time.

        Based on a consideration of all these factors in their totality, the Directors, including all of the non-interested Directors, determined that the proposed management fee under the New Management Contract is fair and reasonable with respect to the quality of services that FAM is expected to provide to Lebenthal New Jersey and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.

Information Relating to FAM

        FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies.  FAM and its affiliates had approximately $523.8 billion in investment company and other portfolio assets under management as of November 2005.  The principal business address of FAM is P.O. Box 9011, Princeton, New Jersey 08543-9011.

        Set forth below is a list of each executive officer and partner of FAM indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for at least the last two fiscal years for his, her or its own account or in the capacity of director, officer, partner or trustee. Additionally, Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM, MLIM or their affiliates, and Mr. Doll is an officer and/or Board member of all or substantially all of such companies.

Name	Position(s) with FAM	Other Substantial Business, Profession, Vocation or Employment
Merrill Lynch & Co., Inc.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services, Inc.	General Partner	General Partner of MLIM

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Name	Position(s) with FAM	Other Substantial Business, Profession, Vocation or Employment
Robert C. Doll, Jr.	President

President of MLIM/FAM-advised funds; President of MLIM, Co-Head (Americas Region) of MLIM from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”); President of Princeton Administrators, L.P. (“Princeton Administrators”); Chief Investment Officer of OppenheimerFunds, Inc., in 1999 and Executive Vice President thereof from 1991 to 1999

Donald C. Burke	First Vice President and Treasurer	First Vice President and Treasurer of MLIM; Senior Vice President, Director and Treasurer of Princeton Services; Vice President of FAMD

Andrew J. Donohue	Senior Vice President and General Counsel	Senior Vice President and General Counsel of MLIM; Senior Vice President, General Counsel and Director of Princeton Services; President and Director of FAMD

Alice A. Pellegrino	Secretary	Secretary of MLIM, Princeton Services and FAMD

        No current officer or director of Lebenthal New Jersey or Lebenthal Funds is an officer, employee or director of FAM or a former officer, employee or director of FAM.

Section 15(f) of the Investment Company Act

        The Stock Purchase Agreement between AXA Financial and MLPF&S, relating to the Advest Acquisition, contains a covenant of MLPF&S to use its reasonable best efforts to comply with the “safe harbor” provisions afforded by Section 15(f) of the Investment Company Act.  Section 15(f) provides in substance that when a sale of a controlling interest in an investment advisory business occurs, the investment adviser or its affiliates may receive any amount or benefit in connection with the sale as long as two conditions are satisfied.  First, an “unfair burden” must not be imposed on the investment company clients of the adviser as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable to the transaction. The term “unfair burden” (as defined in the Investment Company Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the Investment Company Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the company).  MLPF&S has agreed that it will use reasonable best efforts to insure that no unfair burden will be imposed on Lebenthal New Jersey or the ML New Jersey Combined Fund (as successor by the Reorganization to Lebenthal New Jersey) by or as a result of the Advest Acquisition during such two-year period.

         The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” of the investment adviser (or predecessor or successor adviser).  MLPF&S has agreed to use reasonable best efforts to insure compliance with this requirement during such three-year period.  It is expected that the Boards of Lebenthal Funds and the Trust (as successor by the Reorganization to Lebenthal Funds) will continue to satisfy this 75% requirement of Section 15(f) for the requisite three-year period.

         The Board of Lebenthal Funds recommends that the shareholders of Lebenthal New Jersey vote FOR approval of the New Management Contract.

INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Meeting

        The Meeting will be held on Friday, March 10, 2006, at the offices of MLIM, 800 Scudders Mill Road, Plainsboro, New Jersey at 10:30 a.m. Eastern time.

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Solicitation, Revocation and Use of Proxies

        A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Lebenthal New Jersey.  Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

        All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Agreement and Plan (Item 1) and “FOR” approval of the New Management Contract (Item 2).

        It is not anticipated that any other matters will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the discretion of the persons designated on such proxies.

Record Date and Outstanding Shares

        Only holders of record of shares of Lebenthal New Jersey at the close of business on the Record Date are entitled to vote at the Meeting or any adjournment or postponement thereof. At the close of business on the Record Date, the number of shares issued, outstanding and entitled to vote was 1,187,049.

Security Ownership of Certain Beneficial Owners and Management of ML New Jersey and Lebenthal New Jersey

        At the Record Date, the Trustees and officers of the Trust as a group owned in the aggregate less than 1% of the outstanding shares of ML New Jersey and owned in the aggregate less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc. (“ML & Co.”).

        To the knowledge of ML New Jersey, as of the Record Date, except as set forth in Exhibit III to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of ML New Jersey.

        At the Record Date, the Directors and officers of Lebenthal Funds as a group owned in the aggregate less than 1% of the outstanding shares of Lebenthal New Jersey and owned in the aggregate less than 1% of the outstanding shares of common stock of ML & Co.

        To the knowledge of Lebenthal New Jersey, as of the Record Date, except as set forth in Exhibit III to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of Lebenthal New Jersey.

Voting Rights and Required Vote

        For purposes of this Proxy Statement and Prospectus, each share of each class of Lebenthal New Jersey is entitled to one vote.  Approval of the Agreement and Plan (Item 1) and the New Management Contract (Item 2) by Lebenthal New Jersey requires in each case the affirmative vote of the shareholders of Lebenthal New Jersey representing a majority of the outstanding voting securities (as defined in the Investment Company Act to mean the lesser of (i) 67% of the shares represented at the Meeting provided that more than 50% of the outstanding shares are represented at the Meeting or (ii) more than 50% of the outstanding shares).  A vote of the shareholders of ML New Jersey is not required.

        Any shareholder of Lebenthal New Jersey may redeem his or her respective shares prior to the Reorganization.

        A quorum for purposes of the Meeting consists of one-third of the shares of Lebenthal New Jersey entitled to vote at the Meeting, present in person or by proxy.  If, by the time scheduled for the Meeting, a quorum of the shareholders of Lebenthal New Jersey is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan or the New Management Contract are not received from the shareholders of Lebenthal New Jersey, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders.  The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of Lebenthal New Jersey’s shareholders.

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ADDITIONAL INFORMATION

        The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by FAM.  FAM will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Lebenthal New Jersey and will reimburse certain persons that Lebenthal New Jersey may employ for its reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of the Fund.  See “The Reorganization—Terms of the Agreement and Plan of Reorganization—Expenses.”

        In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Lebenthal Funds on behalf of Lebenthal New Jersey.  Lebenthal New Jersey has retained Computershare Fund Services, with offices at 17 State Street, New York, New York 10004, to aid in the solicitation of proxies at a cost of approximately $2,500.  FAM has agreed to bear these expenses.

        Broker-dealer firms holding shares of Lebenthal New Jersey in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms will not be permitted to vote without instructions with respect to either Item 1 (approval of the Agreement and Plan) or Item 2 (approval of the New Management Contract). Properly executed proxies that are returned but that are marked “abstain” with respect to an Item or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on an Item (“broker non-votes”) will be counted as present for the purposes of determining a quorum.  Such abstentions and broker non-votes with respect to Item 1 or Item 2 will have the same effect as a vote against approval of that Item.

        This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto that the Funds have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

        Each Fund files reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by each Fund can be inspected and copied at the public reference facilities of the Commission in Washington, D.C.  Copies of such materials also can be obtained from the public reference section of the Commission, Washington, D.C. 20549, at prescribed rates.  The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the Commission.

LEGAL PROCEEDINGS

        There are no material legal proceedings to which Lebenthal New Jersey or ML New Jersey is a party.

LEGAL OPINIONS

        Certain legal matters in connection with the Reorganization will be passed upon for the Trust and ML New Jersey by Sidley Austin LLP (“Sidley Austin”), 787 Seventh Avenue, New York, New York 10019 and for Lebenthal Funds and Lebenthal New Jersey by Wilmer Cutler Pickering Hale and Dorr LLP (“Wilmer Hale”), 60 State Street, Boston, Massachusetts 02109.  Sidley Austin will rely as to matters of Massachusetts law on the opinion of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110-1726.  Wilmer Hale will rely as to certain matters of Maryland law on the opinion of Venable LLP, 1800 Mercantile Bank & Trust Building, Two Hopkins Plaza, Suite 1800, Baltimore, Maryland 21201.  Certain tax matters in connection with the Reorganization will be passed upon by Sidley Austin, counsel to ML New Jersey and special tax counsel to Lebenthal New Jersey.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

        The financial highlights of ML New Jersey included in this Proxy Statement and Prospectus have been so included in reliance on the report of Deloitte & Touche LLP (“Deloitte”), independent registered public accounting firm, given on its authority as experts in auditing and accounting.  The financial highlights of Lebenthal New Jersey for the year ended November 30, 2005 included in this Proxy Statement and Prospectus have been so included in reliance on the report of Deloitte, given on its authority as experts in auditing and accounting.  The principal business address of Deloitte is 750 College Road East, Princeton, New Jersey 08540.  Deloitte will serve as the independent registered public accounting firm for the ML New Jersey Combined Fund

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after the Reorganization.  The financial highlights of Lebenthal New Jersey for the years ended November 30, 2004, 2003, 2002 and 2001 included in this Proxy Statement and Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), an independent registered public accounting firm, given on its authority as experts in auditing and accounting.  The principal business address of PricewaterhouseCoopers is 125 High Street, Boston, Massachusetts 02110.

SHAREHOLDERS’ MEETINGS

        Shareholders of each of the Funds are entitled to one vote for each share held and fractional votes for fractional shares held and shareholders of each class are entitled to vote on any matter submitted to a shareholder vote by that class.  Neither Fund intends to hold meetings of its shareholders in any year unless required under its Charter or the Investment Company Act.  Neither Fund’s Charter requires it to hold an annual meeting of shareholders.  Each Fund will be required, however, to call special meetings of its shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or certain distribution arrangements, or of a change in the fundamental policies, objectives or restrictions.  Each Fund also would be required to hold a shareholders’ meeting to elect new Trustees or Directors at such time as less than a majority of the Trustees or Directors holding office have been elected by shareholders.  The Charter of the Trust provides that a special shareholders’ meeting may be called by a majority of the Trustees or Directors and shall be called by any Trustee or Director upon the written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights, such request specifying the purpose or purposes for which such meeting is to be called.  The Bylaws of Lebenthal Funds provides that a special shareholders’ meeting may be called by the chairman, president or Board of Directors of Lebenthal Funds and shall be called by the secretary upon the written request of shareholders holding in the aggregate not less than 25% of all votes entitled to be cast at the meeting, such request specifying the purpose or purposes for which such meeting is to be called and the matters proposed to be acted on thereat.

SHAREHOLDER PROPOSALS

        A shareholder proposal intended to be presented at any subsequent meetings of shareholders of Lebenthal New Jersey must be received by Lebenthal New Jersey within a reasonable time before the solicitation relating to such meeting is to be made by the Board of Lebenthal Funds in order to be considered in Lebenthal New Jersey’s proxy statement and form of proxy relating to the meeting.  The persons named as proxies in any future proxy materials of Lebenthal New Jersey may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent meeting of the shareholders of Lebenthal New Jersey if written notice of such proposal has not been received by Lebenthal New Jersey within a reasonable time before Lebenthal New Jersey begins to print and mail the proxy solicitation materials to be used in connection with such meeting.  Written proposals with regard to Lebenthal New Jersey should be sent to the Secretary of the Fund, 120 Broadway, New York, New York 10271.  If the Reorganization is approved, the Meeting will be the last meeting for Lebenthal New Jersey’s shareholders.

By Order of the Board of Directors, Alice A. Pellegrino Secretary Lebenthal Funds, Inc.

Dated: February 3, 2006

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EXHIBIT I

AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of the 1st day of February, 2006, by and between Merrill Lynch Multi-State Municipal Series Trust, a Massachusetts business trust (the “Trust”), on behalf of Merrill Lynch New Jersey Municipal Bond Fund, a series of the Trust (“ML New Jersey”), and Lebenthal Funds, Inc., a Maryland corporation (“Lebenthal Funds”), on behalf of Lebenthal New Jersey Municipal Bond Fund, a series of Lebenthal Funds (“Lebenthal New Jersey” and together with ML New Jersey, the “Funds”).

PLAN OF REORGANIZATION

        The reorganization will consist of (1) the transfer of all of the assets of Lebenthal New Jersey to ML New Jersey in exchange solely for (A) the issuance of Class A shares of beneficial interest of ML New Jersey to Lebenthal New Jersey and (B) the assumption by ML New Jersey of all of the liabilities of Lebenthal New Jersey, followed by (2) the distribution by Lebenthal New Jersey, on or promptly after the Closing Date hereinafter referred to, of the shares of ML New Jersey to the stockholders of Lebenthal New Jersey in liquidation of Lebenthal New Jersey as provided herein, all upon the terms and conditions set forth in this Agreement. The transactions described in this paragraph are collectively referred to as the “Reorganization.” The Board of Trustees of the Trust and the Board of Directors of Lebenthal Funds are referred to collectively herein as the “Boards” or singularly as the “Board” where applicable. The members of the Trust’s or Lebenthal Funds’ Board who are not interested persons of that Fund as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), shall be referred to herein as the “Independent Trustees” or “Independent Directors” where applicable. The Trust and ML New Jersey are sometimes referred to herein as “ML New Jersey.” Lebenthal Funds and Lebenthal New Jersey are sometimes referred to herein as “Lebenthal New Jersey.”

        In the course of the Reorganization, shares of ML New Jersey will be distributed to stockholders of Lebenthal New Jersey as follows: (a) holders of Class A shares of Lebenthal New Jersey as of the Valuation Time (as defined in Section 3(c) of this Agreement) will be entitled to receive Class A shares of ML New Jersey (the “Shares”). The aggregate net asset value of the Shares of ML New Jersey to be received by each stockholder of Lebenthal New Jersey will equal the aggregate net asset value of the shares of Lebenthal New Jersey owned by such stockholder as of the Valuation Time. In consideration therefor, on the Closing Date (as defined in Section 7 of this Agreement), ML New Jersey shall acquire all of the assets of Lebenthal New Jersey and assume all of Lebenthal New Jersey’s liabilities then existing, whether absolute, accrued, known, unknown, contingent or otherwise. It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

        As promptly as practicable after the consummation of the Reorganization, all outstanding shares of stock of Lebenthal New Jersey shall be redeemed in accordance with the laws of the State of Maryland and the charter of Lebenthal Funds (the “Lebenthal Charter”).

AGREEMENT

        In order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, the Trust, ML New Jersey, Lebenthal Funds and Lebenthal New Jersey hereby agree as follows:

        1. Representations and Warranties of Lebenthal Funds.

        Lebenthal Funds represents and warrants to, and agrees with the Trust that:

(a) Lebenthal Funds is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets, to transfer the assets and liabilities of Lebenthal New Jersey to ML New Jersey and to carry out this Agreement. Lebenthal Funds has all necessary Federal and state authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

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(b) Lebenthal Funds is registered under the 1940 Act, as an open-end management investment company (File No. 811-06170), and such registration has not been revoked or rescinded and is in full force and effect. Lebenthal Funds has elected and qualified at all times since its inception for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code and intends to continue to so qualify through its taxable year ending on the Closing Date.

(c) As used in this Agreement, the term “Lebenthal New Jersey Investments” shall mean (i) the investments of Lebenthal New Jersey shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to ML New Jersey pursuant to Section 9(b); and (ii) all other assets owned by Lebenthal New Jersey or liabilities incurred by Lebenthal New Jersey existing as of the Valuation Time.

(d) Lebenthal Funds has full corporate power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) ML New Jersey has been furnished with a statement of assets and liabilities and a schedule of investments of Lebenthal New Jersey, each as of November 30, 2005, said financial statements having been audited by Deloitte & Touche LLP, Lebenthal New Jersey’s independent registered public accounting firm. An unaudited statement of assets and liabilities of Lebenthal New Jersey and an unaudited schedule of investments of Lebenthal New Jersey, each as of the Valuation Time, will be furnished to the Trust at or prior to the Closing Date for the purpose of determining the number of shares of ML New Jersey to be issued pursuant to Section 4 of this Agreement; and each will fairly present in all material respects the financial position of Lebenthal Funds and Lebenthal New

Jersey as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

(f) ML New Jersey has been furnished with the Lebenthal Funds Annual Report to Stockholders for the year ended November 30, 2005. The financial statements appearing in such report fairly present in all material respects the financial position of Lebenthal New Jersey as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

(g) ML New Jersey has been furnished with the prospectus and statement of additional information of Lebenthal Funds, each dated March 29, 2005, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Lebenthal Funds, threatened against it or Lebenthal New Jersey which materially affect its financial condition or its ability to consummate the Reorganization. To the knowledge of Lebenthal Funds, neither Lebenthal Funds nor Lebenthal New Jersey is either charged with nor, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of Lebenthal New Jersey’s business.

(i) There are no material contracts outstanding relating to Lebenthal New Jersey to which Lebenthal Funds is a party which are required to be disclosed in the N-14 Registration Statement (as defined in subsection (o) below) and which have not been so disclosed.

(j) The execution and performance of this Agreement (subject to the conditions hereof) will not violate the Lebenthal Charter or by-laws, as amended, of Lebenthal Funds or any order or decree of any court of competent jurisdiction known to Lebenthal Funds to which Lebenthal Funds is subject.

(k) On the date hereof, Lebenthal Funds has no known liabilities of a material amount, contingent or otherwise, other than (i) those shown on its statements of assets and liabilities referred to above, (ii) those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual Report, (iii) any liabilities that are not required by generally accepted accounting principles to be shown on its statement of assets and liabilities and (iv) those incurred in connection with the Reorganization.

(l) Lebenthal Funds has filed, or has obtained extensions to file, all Federal and state tax returns that are required to be filed by Lebenthal New Jersey, and has paid or has obtained extensions to pay, all Federal and state taxes shown on said returns to be due and owing and all assessments received by it, up to and including the

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taxable year in which the Closing Date occurs. All tax liabilities of Lebenthal New Jersey have been adequately provided for on the books of Lebenthal Funds, and no tax deficiency or liability of Lebenthal New Jersey has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state tax authority with Lebenthal New Jersey for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) At both the Valuation Time and the Closing Date, Lebenthal Funds will have full right, power and authority to sell, assign, transfer and deliver the Lebenthal New Jersey Investments. At the Closing Date, subject only to the delivery of the Lebenthal New Jersey Investments as contemplated by this Agreement, Lebenthal Funds will have good and marketable title to all of the Lebenthal New Jersey Investments, and the Trust will acquire all of the Lebenthal New Jersey Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Lebenthal New Jersey Investments or materially affect title thereto).

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Lebenthal Funds of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(o) The registration statement filed by the Trust on Form N-14 relating to the shares of ML New Jersey to be issued pursuant to this Agreement, which includes the proxy statement of Lebenthal Funds and the prospectus and statement of additional information of ML New Jersey (together, the “Proxy Statement and Prospectus”) with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, collectively the “N-14 Registration Statement”), on its effective date, at the time of the stockholders meeting referred to in Section 6(a) of this Agreement and on the Closing Date, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Lebenthal New Jersey for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

(p) Lebenthal Funds is authorized to issue 20 billion shares of capital stock, par value $0.001 per share, and to establish and designate separate series or classes, of which Lebenthal New Jersey is one. Lebenthal New Jersey is authorized to issue four billion Class A shares. Each issued and outstanding share is fully paid and nonassessable and has full voting rights.

(q) Lebenthal New Jersey will not sell or otherwise dispose of any of the Shares of ML New Jersey to be received in the Reorganization, except in a distribution to its stockholders as provided herein.

(r) At or prior to the Closing Date, Lebenthal Funds will have obtained any and all regulatory, Board, stockholder and other approvals necessary to effect the Reorganization as set forth herein.

(s) Lebenthal New Jersey currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the 1940 Act, the 1933 Act, the 1934 Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations. Lebenthal New Jersey currently complies in all material respects with and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Trust with respect to Lebenthal New Jersey.

        2. Representations and Warranties of the Trust.

        The Trust represents and warrants to, and agrees with, Lebenthal Funds that:

(a) The Trust is a business trust with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. The Trust has all necessary Federal and state authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

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(b) The Trust is registered under the 1940 Act as an open-end management investment company (File No. 811-4375), and such registration has not been revoked or rescinded and is in full force and effect. The Trust has elected and qualified ML New Jersey for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify ML New Jersey until consummation of the Reorganization and thereafter.

(c) The Trust has full power and authority to enter into and perform its obligations under this Agreement. Shareholders of the Trust are not required to approve the Reorganization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) Lebenthal New Jersey has been furnished with a statement of assets and liabilities and a schedule of investments of ML New Jersey, each as of July 31, 2005, said financial statements having been audited by Deloitte & Touche LLP, ML New Jersey’s independent public accounting firm. An unaudited statement of assets and liabilities of ML New Jersey and an unaudited schedule of investments of ML New Jersey, each as of the Valuation Time, will be furnished to Lebenthal Funds at or prior to the Closing Date for the purpose of determining the number of shares of ML New Jersey to be issued pursuant to Section 4 of this Agreement; and each will fairly present in all material respects the financial position of ML New Jersey as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

(e) Lebenthal New Jersey has been furnished with ML New Jersey’s Annual Report to Shareholders for the year ended July 31, 2005, and the financial statements appearing therein fairly present in all material respects the financial position of the Trust and ML New Jersey as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

(f) Lebenthal New Jersey has been furnished with the prospectus and statement of additional information of ML New Jersey, each dated November 28, 2005, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust, threatened against it or ML New Jersey which materially affect its financial condition or its ability to consummate the Reorganization. To the Trust’s knowledge, neither the Trust nor ML New Jersey is charged with nor threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding relating to ML New Jersey to which the Trust is a party which are required to be disclosed in the N-14 Registration Statement and which have not been so disclosed.

(i) The execution and performance of this Agreement (subject to the conditions hereof) will not violate the Declaration of Trust, as amended, restated and supplemented (the “Trust Charter”), or by-laws, as amended, of the Trust or any order or decree of any court of competent jurisdiction known to the Trust to which the Trust is subject.

(j) On the date hereof, ML New Jersey has no known liabilities of a material amount, contingent or otherwise, other than (i) those shown on its statements of assets and liabilities referred to above, (ii) those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report, (iii) any liabilities that are not required by generally accepted accounting principles to be shown on its statement of assets and liabilities and (iv) those incurred in connection with the Reorganization.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(l) The N-14 Registration Statement, on its effective date, at the time of the stockholders meeting referred to in Section 6(a) of this Agreement and on the Closing Date (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required

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to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by ML New Jersey for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

(m) The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, with a par value of $0.10, and to establish and designate separate series or funds, of which ML New Jersey is one. ML New Jersey is authorized to issue an unlimited number of full and fractional shares of beneficial interest, with par value of $0.10, divided into four classes, designated Class A, Class B, Class C and Class I shares of beneficial interest; each issued and outstanding share is duly and validly issued and fully paid and nonassessable and has full voting rights.

(n) The ML New Jersey shares received by Lebenthal New Jersey and distributed to stockholders of Lebenthal New Jersey pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of ML New Jersey will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Closing Date, the ML New Jersey shares to be received by Lebenthal New Jersey and distributed to stockholders of Lebenthal New Jersey on the Closing Date will be duly qualified for offer and sale to the public in all states of the United States in which the sale of shares of Lebenthal New Jersey presently are qualified, and there shall be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) ML New Jersey currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the 1940 Act, the 1933 Act, the 1934 Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations. ML New Jersey currently complies in all material respects with and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Trust with respect to ML New Jersey.

(q) Neither the Trust, nor to the knowledge of the Trust, any “affiliated person” of the Trust has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor to the knowledge of the Trust, has any affiliated person of the Trust been the subject or presently is the subject of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act, except to the extent contemplated by any orders of exemption from such provisions previously obtained by the Trust or any affiliated person of the Trust from the U.S. Securities and Exchange Commission (the “Commission”).

(r) At or prior to the Closing Date, ML New Jersey will have obtained any and all regulatory, Board and other approvals, necessary to effect the Reorganization.

        3. The Reorganization.

(a) Subject to receiving the requisite approval of the stockholders of Lebenthal New Jersey, and to the other terms and conditions contained herein, Lebenthal New Jersey agrees to convey, transfer and deliver to ML New Jersey, and ML New Jersey agrees to acquire from Lebenthal New Jersey, on the Closing Date all of the Lebenthal New Jersey Investments (including interest accrued as of the Valuation Time on debt instruments), and assume all of the liabilities of Lebenthal New Jersey, in exchange solely for that number of shares of ML New Jersey calculated in accordance with Section 4 of this Agreement. Pursuant to this Agreement, on the Closing Date or as soon as practicable thereafter, Lebenthal New Jersey will distribute all Shares of ML New Jersey received by it to its stockholders in liquidation of their interests in Lebenthal New Jersey. Such distribution shall be accomplished by the opening of shareholder accounts on the share ledger records of ML New Jersey in the amounts due the stockholders of Lebenthal New Jersey based on their respective holdings in Lebenthal New Jersey as of the Valuation Time.

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(b) Lebenthal New Jersey will pay or cause to be paid to ML New Jersey any interest or dividends it receives on or after the Closing Date with respect to the Lebenthal New Jersey Investments transferred to ML New Jersey hereunder.

(c) The Valuation Time shall be 4:00 p.m. New Jersey time, on March 24, 2006, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(d) All outstanding shares of Lebenthal New Jersey shall be redeemed in accordance with Maryland law and the Lebenthal Charter following the distribution referred to in subparagraph 3(a) above.

        4. Issuance and Valuation of ML New Jersey Shares in the Reorganization.

        Full shares of ML New Jersey, and to the extent necessary, any fractional shares of ML New Jersey, of an aggregate net asset value equal to the value of the assets of Lebenthal New Jersey acquired, determined as hereinafter provided, reduced by the amount of liabilities of Lebenthal New Jersey assumed by ML New Jersey, shall be issued by ML New Jersey in exchange for such assets of Lebenthal New Jersey. The net asset value of Lebenthal New Jersey and ML New Jersey shall be determined as of the Valuation Time in accordance with the procedures described in the prospectus of ML New Jersey dated November 28, 2005. Such valuation and determination shall be made by ML New Jersey in cooperation with Lebenthal New Jersey. ML New Jersey shall issue its Class A shares to Lebenthal New Jersey by the opening of a shareholder account on the share ledger records of ML New Jersey registered in the name of Lebenthal New Jersey. Lebenthal New Jersey shall distribute Shares of ML New Jersey to its stockholders by indicating the registration of such shares in the name of Lebenthal New Jersey’s stockholders in the amounts due such stockholders based on their respective holdings in Lebenthal New Jersey as of the Valuation Time.

        5. Payment of Expenses.

(a) Fund Asset Management, L.P. (“FAM”) has executed and delivered to the Funds an undertaking to bear all expenses of the Reorganization including, but not limited to the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the meeting of stockholders of Lebenthal New Jersey to consider the Reorganization, the fees and expenses of the counsel to Lebenthal Funds and counsel to the independent directors of Lebenthal Funds, obtaining the opinion of counsel with respect to certain tax matters, the preparation of the Agreement and Plan, legal, transfer agent and audit fees, the expenses related to the solicitation of proxies to be voted at that meeting and the expenses related to the printing of the Proxy Statement and Prospectus and of the Reorganization Statement of Additional Information.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

        6. Covenants of the Funds.

(a) Lebenthal New Jersey agrees to call a special meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the approval of this Agreement, and it shall be a condition to the obligations of ML New Jersey and Lebenthal New Jersey that this Agreement be approved by the affirmative vote of the stockholders of Lebenthal New Jersey representing a majority of the outstanding voting securities (as defined in the 1940 Act), voting together as a single class at such special meeting at or prior to the Valuation Time.

(b) Each Fund covenants to operate its respective business as presently conducted between the date hereof and the Closing Date.

(c) (i) Lebenthal Funds agrees that following the Closing Date it will take such action as may be necessary to redeem all outstanding shares of Lebenthal New Jersey in accordance with the laws of the State of Maryland and the Lebenthal Charter, and (ii) Lebenthal New Jersey will not make any distributions of any Shares of ML New Jersey other than to its stockholders, and on and after the Closing Date shall not conduct any business except in connection with the redemption of all outstanding shares of Lebenthal New Jersey.

(d) ML New Jersey will file the N-14 Registration Statement with the Commission and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Lebenthal New Jersey and ML New Jersey agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

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(e) Lebenthal New Jersey and ML New Jersey each agree that by the Closing Date all of their Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, ML New Jersey and Lebenthal New Jersey agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. ML New Jersey agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Lebenthal New Jersey for its taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, Lebenthal New Jersey shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by or with respect to Lebenthal New Jersey with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, Lebenthal New Jersey shall bear any expenses incurred by it (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date to the extent that Lebenthal New Jersey accrued such expenses in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by FAM at the time such tax returns and Forms 1099 are prepared.

(f) Lebenthal New Jersey agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with applicable notice requirements, a combined Proxy Statement and Prospectus included in the N-14 Registration Statement.

(g) Following the consummation of the Reorganization, the Trust expects to stay in existence and continue its business as an open-end management investment company registered under the 1940 Act and to maintain ML New Jersey as a series.

(h) ML New Jersey agrees to comply with the record keeping requirements of Rule 17a-8(a)(5) under the 1940 Act after the Reorganization.

        7. Closing Date.
(a) Delivery of the assets of Lebenthal New Jersey to be transferred, together with any other Lebenthal New Jersey Investments, and the Shares of ML New Jersey to be issued to Lebenthal New Jersey, shall be made at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, at 10:00 A.M. on the next business day following the Valuation Time, or at such other place, time and date agreed to by Lebenthal New Jersey and ML New Jersey, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any Lebenthal New Jersey Investments, for any reason, are not transferable on the Closing Date, Lebenthal New Jersey shall cause such Lebenthal New Jersey Investments to be transferred to ML New Jersey’s account with State Street Bank and Trust Company at the earliest practicable date thereafter.

(b) Lebenthal New Jersey will deliver to ML New Jersey on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the Lebenthal New Jersey Investments delivered to ML New Jersey hereunder.

(c) As soon as practicable after the close of business on the Closing Date, Lebenthal New Jersey shall deliver to ML New Jersey a list of the names and addresses of all of the stockholders of record of Lebenthal New Jersey on the Closing Date and the number of shares of common stock of Lebenthal New Jersey owned by each such stockholder, certified to the best of its knowledge and belief by the transfer agent for Lebenthal New Jersey or by its President.

        8. Conditions of Lebenthal New Jersey.

        The obligations of Lebenthal New Jersey hereunder shall be subject to the following conditions:

(a) (i) That this Agreement shall have been adopted and the Reorganization shall have been approved by (A) the Board of Trustees of the Trust by the vote required under the Trust Charter, and the by-laws, as amended and restated (together, the “Trust Charter Documents”), the 1940 Act and applicable Massachusetts law; and (B) the vote of a majority of the Independent Trustees of the Trust; (ii) that the Board of the Independent Trustees, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the Trust and (B) the interests of the Trust’s existing shareholders will not be diluted as a result of the transactions contemplated by this Agreement; (iii) that this Agreement shall have been adopted, and the Reorganization shall have been approved by (A) the affirmative vote of a majority of the Directors of Lebenthal Funds and (B) the

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vote of a majority of the Independent Directors of Lebenthal Funds; (iv) that the Board of Lebenthal Funds, including the Independent Directors, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of Lebenthal New Jersey and (B) the interests of Lebenthal New Jersey’s existing stockholders will not be diluted as a result of the transactions contemplated by this Agreement; (v) that this Agreement shall have been adopted, and the Reorganization shall have been approved by the affirmative vote of the stockholders of Lebenthal New Jersey representing a majority of the outstanding voting securities (as defined in the 1940 Act); and (vi) that ML New Jersey shall have delivered to Lebenthal New Jersey a copy of the resolution approving this Agreement adopted by the Trust’s Board, certified by the Secretary of the Trust.

(b) That ML New Jersey shall have furnished to Lebenthal New Jersey a statement of ML New Jersey’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on ML New Jersey’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by ML New Jersey’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of ML New Jersey since the date of ML New Jersey’s most recent Annual or Semi-Annual Report as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That ML New Jersey shall have furnished to Lebenthal New Jersey a certificate signed by ML New Jersey’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of the Trust on behalf of ML New Jersey made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Trust on behalf of ML New Jersey has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That Lebenthal New Jersey shall have received an opinion of Sidley Austin LLP, as counsel to ML New Jersey, in form and substance satisfactory to Lebenthal New Jersey and dated the Closing Date, to the effect that (i) this Agreement represents a valid and binding contract of ML New Jersey, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (ii) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any agreement included as an exhibit to ML New Jersey’s registration statement on Form N-1A under the 1933 Act; (iii) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court or governmental authority is required for the consummation by ML New Jersey of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (iv) the N-14 Registration Statement has been declared effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement with respect to ML New Jersey, as of its effective date, appears on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder (other than the financial statements and supporting schedules included or incorporated by reference therein or omitted therefrom as to which such counsel need express no opinion); (v) the descriptions in the N-14 Registration Statement with respect to ML New Jersey of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (vi) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents relating to ML New Jersey related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described

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therein or, if required to be filed, filed as required; (vii) ML New Jersey, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on ML New Jersey or its stockholders; (viii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against ML New Jersey, the unfavorable outcome of which would materially and adversely affect ML New Jersey; and (ix) such opinion is solely for the benefit of Lebenthal Funds and its Directors and officers. In giving the opinion set forth above, Sidley Austin LLP may state that they are relying on certificates of officers of ML New Jersey, FAM, Merrill Lynch Investment Managers, L.P. (“MLIM”) and Financial Data Services, Inc.(“FDS”) with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing and qualification to do business as a foreign corporation of ML New Jersey and on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.

(f) That Lebenthal Funds shall have received an opinion of Bingham McCutchen LLP, as special Massachusetts counsel to the Trust, in form satisfactory to Lebenthal Funds and dated as of the Closing Date, to the effect that (i) the Trust is a business trust with transferable shares of beneficial interest, validly existing in conformity with the laws of the Commonwealth of Massachusetts and duly authorized to transact business in the Commonwealth of Massachusetts; (ii) the Shares of ML New Jersey to be delivered to the stockholders of Lebenthal New Jersey as provided for by this Agreement are duly authorized and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and outstanding and fully paid and nonassessable by the Trust (except that, as set forth in the “Comparison of the Funds -- Shareholders Rights” section in the N-14 Registration Statement, shareholders of ML New Jersey may under certain circumstances be held personally liable for its obligations), and no shareholder of ML New Jersey has any preemptive right to subscription or purchase in respect thereof (pursuant to the Trust Charter Documents, or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement, to the extent Massachusetts law applies, has been duly authorized and executed by the Trust; (iv) to the extent that Massachusetts law applies, the execution of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Trust; (v) the execution and delivery of this Agreement by the Trust and the consummation of the transactions contemplated hereby in accordance with the terms of this Agreement do not violate the Trust Charter Documents, or, to the best of such counsel’s knowledge, Massachusetts law; and (vi) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any Massachusetts state court or governmental authority is required under Massachusetts law for the consummation by the Trust of the Reorganization in accordance with the terms of this Agreement, except such as may be required under Massachusetts state securities laws about which such counsel need not express an opinion. Such opinion is solely for the benefit of Lebenthal Funds and its Directors and officers. In giving the opinion set forth above, Bingham McCutchen LLP may state that it is relying on certificates of officers of ML New Jersey, FAM, MLIM and FDS with regard to matters of fact and certain certificates and written statements of government officials with respect to the valid existence and good standing of the Trust.

(g) That Lebenthal New Jersey shall have received a letter from Sidley Austin LLP, as counsel to ML New Jersey, in form and substance satisfactory to Lebenthal Funds and dated the Closing Date, to the effect that (i) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that caused them to believe that, on the effective date of the N-14 Registration Statement, (1) the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to ML New Jersey required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to ML New Jersey necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to ML New Jersey contained or incorporated by reference in the N-14 Registration Statement; and (iii) such letter is solely for the benefit of the Directors and officers of Lebenthal Funds. In giving the letter set forth above, Sidley Austin LLP may state that they are relying on certificates of officers of ML New Jersey, FAM, MLIM and FDS with regard to matters of fact.

(h) Lebenthal New Jersey shall have received an opinion of Sidley Austin LLP, special tax counsel to ML New Jersey and Lebenthal Funds, to the effect that for Federal income tax purposes (i ) the transfer by Lebenthal New Jersey of substantially all of the Lebenthal New Jersey Investments to ML New Jersey in exchange solely

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for shares of ML New Jersey as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and each of Lebenthal New Jersey and ML New Jersey will be deemed to be a “party” to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Lebenthal New Jersey as a result of the transfer of its assets solely in exchange for shares of ML New Jersey or on the distribution of these shares to its shareholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized by ML New Jersey on the receipt of the assets of Lebenthal New Jersey in exchange for ML New Jersey shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the stockholders of Lebenthal New Jersey on the receipt of Shares of ML New Jersey in exchange for such stockholders’ shares of Lebenthal New Jersey; (v) in accordance with Section 362(b) of the Code, the tax basis of Lebenthal New Jersey’s assets in the hands of ML New Jersey will be the same as the tax basis of such assets in the hands of Lebenthal New Jersey immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Shares of ML New Jersey received by the stockholders of Lebenthal New Jersey in the Reorganization (including fractional shares to which they may be entitled) will be equal, in the aggregate, to the tax basis of the shares of Lebenthal New Jersey surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Shares of ML New Jersey (including fractional shares to which he/she may be entitled) will be determined by including the period for which such stockholder held the shares of Lebenthal New Jersey exchanged therefor, provided, that such Lebenthal New Jersey shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, ML New Jersey’s holding period with respect to Lebenthal New Jersey’s assets transferred will include the period for which such assets were held by Lebenthal New Jersey; (ix) the taxable year of Lebenthal New Jersey will end on the Closing Date and pursuant to Section 381(a) of the Code and regulations thereunder, ML New Jersey will succeed to and take into account certain tax attributes of Lebenthal New Jersey, such as earnings and profits, capital loss carryovers and method of accounting.

(i) That all proceedings taken by ML New Jersey and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Lebenthal New Jersey and its counsel.

(j) That the N-14 Registration Statement shall have been declared effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of ML New Jersey or Lebenthal New Jersey, be contemplated by the Commission.

(k) That Lebenthal New Jersey shall have received from Deloitte & Touche LLP a letter dated as of or within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated as of or within five days prior to the Closing Date, in form and substance satisfactory to Lebenthal New Jersey, to the effect that (i) they are independent registered public accountants with respect to ML New Jersey within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the audited financial statements of ML New Jersey included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Lebenthal New Jersey and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America), the information relating to ML New Jersey appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of ML New Jersey or from schedules prepared by officials of ML New Jersey having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(l) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of ML New Jersey or would prohibit the Reorganization.

(m) That Lebenthal New Jersey shall have received from the Commission such orders or interpretations as Wilmer Cutler Pickering Hale and Dorr LLP, as counsel to Lebenthal New Jersey, deems reasonably necessary or

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desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(n) That prior to the Closing Date, ML New Jersey shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

(o) That on or prior to the Closing Date, FAM shall have assumed responsibility for payment of the premium applicable to Lebenthal New Jersey under the directors and officers liability insurance policy maintained by Lebenthal Funds for a period of three years following the Closing Date or shall have secured comparable insurance coverage for the directors of Lebenthal Funds for the three year period following the Closing Date.

        9. ML New Jersey Conditions.

        The obligations of ML New Jersey hereunder shall be subject to the following conditions:

(a) (i) That this Agreement shall have been adopted, and the Reorganization shall have been approved by (A) the Directors of Lebenthal Funds by the vote required under the Lebenthal Charter and the by-laws, as amended and restated (together with the Lebenthal Charter, the “Lebenthal Charter Documents”) and the 1940 Act and (B) the affirmative vote of a majority of the Independent Directors of Lebenthal Funds; (ii) that the Board of Lebenthal Funds, including the Independent Directors, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of Lebenthal New Jersey and (B) the interests of Lebenthal New Jersey’s existing stockholders will not be diluted as a result of the transactions contemplated by this Agreement; (iii) that this Agreement shall have been adopted, and the Reorganization shall have been approved by the affirmative vote of the stockholders of Lebenthal New Jersey representing a majority of the outstanding voting securities (as defined in the 1940 Act); (iv) (A) the Board of Trustees of the Trust by the vote required under the Trust Charter Documents, the 1940 Act and applicable Massachusetts law; and (B) the vote of a majority of the Independent Trustees of the Trust; (v) that the Board of the Trust, including the Independent Trustees, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the Trust and (B) the interests of the Trust’s existing shareholders will not be diluted as a result of the transactions contemplated by this Agreement; and (vi) that Lebenthal New Jersey shall have delivered to ML New Jersey a copy of the resolution approving this Agreement adopted by Lebenthal Funds’ Board, and a certificate setting forth the vote that Lebenthal New Jersey’s stockholders obtained, each certified by the Secretary of Lebenthal Funds.

(b) That Lebenthal New Jersey shall have furnished to ML New Jersey a statement of its assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Lebenthal New Jersey’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Lebenthal New Jersey’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Lebenthal New Jersey since the date of Lebenthal Funds’ most recent annual or semi-annual report to stockholders, as applicable, other than changes in the Lebenthal New Jersey Investments since the date of such report or changes in the market value of the Lebenthal New Jersey Investments.

(c) That Lebenthal New Jersey shall have furnished to ML New Jersey a certificate signed by Lebenthal New Jersey’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of Lebenthal New Jersey made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Lebenthal New Jersey has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That ML New Jersey shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, as counsel to Lebenthal Funds, in form and substance satisfactory to ML New Jersey and dated the Closing Date, that (i) the execution and delivery of this Agreement do not, and the consummation of the Reorganization will

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not, violate any agreement included as an exhibit to Lebenthal Funds’ registration statement on Form N-1A under the 1933 Act; (ii) the statements in the N-14 Registration Statement under the captions “COMPARISON OF THE FUNDS - Purchase of Shares,” “- Redemption of Shares,” “- Exchange of Shares” and “-Shareholder Rights” (insofar as such statements relate to Lebenthal Funds or Lebenthal New Jersey), “THE AGREEMENT AND PLAN OF REORGANIZATION - Terms of the Agreement and Plan” and “ITEM 2. APPROVAL OF NEW MANAGEMENT CONTRACT,” insofar as such statements constitute matters of law or legal conclusions or are descriptions of the rights set forth in the Articles of Incorporation or By-laws, are correct in all material respects; (iii) the consummation by Lebenthal Funds of the Reorganization does not require any consent, approval, authorization or other order of, or qualification with, any U.S. federal court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states or the National Association of Securities Dealers, Inc. or as have been obtained under the federal securities laws); (iv) to such counsel’s knowledge, there are no legal or governmental proceedings pending or threatened against the Lebenthal Funds or Lebenthal New Jersey; and (v) such opinion is solely for the benefit of ML New Jersey. In giving the opinion set forth above, Wilmer Cutler Pickering Hale and Dorr LLP may include such qualification and statements of reliance upon certificates of officers of Lebenthal Funds and FAM, with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Lebenthal Funds.

(f) That ML New Jersey shall have received an opinion of Venable LLP, as special Maryland counsel to Lebenthal Funds, in form and substance satisfactory to the Trust and dated the Closing Date, to the effect that (i) Lebenthal Funds is a corporation duly incorporated and validly existing as a corporation in good standing under the laws of the State of Maryland; (ii) Lebenthal Funds has the power to sell, assign, transfer and deliver the assets transferred by it hereunder; (iii) the statements in the N-14 Registration Statement under the captions “INFORMATION CONCERNING THE SPECIAL MEETING -Voting Rights and Required Vote” and “SHAREHOLDERS’ MEETINGS”, insofar as such statements constitute matters of law or legal conclusions or are descriptions of the rights set forth in the Articles of Incorporation or By-Laws, are correct in all material respects; (iv) to the extent that Maryland law applies, the execution of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Lebenthal Funds; (v) the execution and delivery of this Agreement by Lebenthal Funds and the consummation of the transactions contemplated hereby in accordance with the terms of this Agreement do not violate the Lebenthal Charter Documents, or, to the best of such counsel’s knowledge, Maryland law; and (vi) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any Maryland governmental authority is required under Maryland law for the consummation by Lebenthal Funds of the Reorganization in accordance with the terms of this Agreement, except such as may be required under Maryland state securities laws about which such counsel need not express an opinion. Such opinion is solely for the benefit of the Trust and its Trustees and officers. In giving the opinion set forth above, Venable LLP may state that it is relying on certificates of officers of FAM and of Lebenthal Funds with regard to matters of fact and certain certificates and written statements of government officials with respect to the valid existence and good standing of Lebenthal Funds.

(g) That ML New Jersey shall have received a letter from Wilmer Cutler Pickering Hale and Dorr LLP, as counsel to Lebenthal Funds, in form and substance satisfactory to ML New Jersey and dated the Closing Date, to the effect that in connection with the preparation of the N-14 Registration Statement, such counsel has participated in conferences with officers and representatives of the Lebenthal Funds and the Trust, representatives of and counsel for the Trust, and representatives of the independent accountants of the Trust and Lebenthal Funds, during which the contents of the N-14 Registration Statement was discussed. While the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the N-14 Registration Statement, subject to the foregoing and based on such participation, such counsel shall advise the Trust that (a) the N-14 Registration Statement as of its effective date (except for the financial statements, including the notes and schedules thereto, and other financial and accounting data and information included therein or omitted therefrom, as to which such counsel need express no view), appears on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1940 Act and the applicable rules and regulations of the Commission thereunder, (b) no facts have come to such counsel’s attention which have caused them to believe that (i) the N-14 Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading (except as set forth in the parenthetical in clause (a) above), or (ii) the N-14 Registration Statement

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as of the Closing Date contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except as set forth in the parenthetical in clause (a) above). and (iii) such letter is solely for the benefit of the Trust.
(h) That ML New Jersey shall have received from Deloitte & Touche LLP a letter dated as of or within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated as of or within five days prior to the Closing Date, in form and substance satisfactory to ML New Jersey, to the effect that (i) they are independent registered public accountants with respect to Lebenthal New Jersey within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Lebenthal New Jersey included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by ML New Jersey and Lebenthal New Jersey and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Lebenthal New Jersey appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of Lebenthal New Jersey or from schedules prepared by officials of Lebenthal New Jersey having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(i) That the assets to be transferred to ML New Jersey shall not include any assets or liabilities which ML New Jersey by reason of charter limitations, investment policies or otherwise may not properly acquire or assume.

(j) That the N-14 Registration Statement shall have been declared effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Lebenthal Funds or ML New Jersey, be contemplated by the Commission.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Lebenthal New Jersey or would prohibit the Reorganization.

(l) That prior to the Closing Date, Lebenthal New Jersey shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

        10. Termination, Postponement, Amendment and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Lebenthal New Jersey) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Trust and Lebenthal Funds; (ii) by the Board of Lebenthal Funds if on the Closing Date any condition of Lebenthal New Jersey’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of the Trust if on the Closing Date any condition of ML New Jersey’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2006, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Trust and Lebenthal Funds.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, this Agreement shall become void and have no further effect, and there shall not be any liability on the part of either ML New Jersey, Lebenthal New Jersey or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

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(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the applicable Fund, on behalf of which such action is taken. In addition, the Board of ML New Jersey has delegated to FAM the ability to make non-material changes to the transactions contemplated hereby if FAM, after consultation with counsel for ML New Jersey, deems it to be in the best interests of ML New Jersey.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement relating to ML New Jersey and Lebenthal New Jersey shall expire and terminate on the Closing Date and neither ML New Jersey, Lebenthal New Jersey nor any of their officers, directors or trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of the Trust and Lebenthal Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Lebenthal New Jersey unless such terms and conditions shall result in a change in the method of computing the number of shares of ML New Jersey to be issued to Lebenthal New Jersey in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Lebenthal New Jersey prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Lebenthal New Jersey promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

(g) Prior to shareholder approval of the Reorganization, this Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, by a written instrument executed by the Funds or, in the case of a waiver, by the Fund waiving compliance. After stockholder approval of the Reorganization, this Agreement may be modified and any terms or conditions waived only as provided in (d) above.

        11. Other Matters.

(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), ML New Jersey will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND, A SERIES OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST (OR ITS STATUTORY SUCCESSOR) (THE “FUND”) OR ITS PRINCIPAL UNDERWRITER UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (2) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to ML New Jersey’s transfer agent with respect to such shares. Lebenthal New Jersey will provide ML New Jersey on the Closing Date with the name of any stockholder who is, to the knowledge of Lebenthal New Jersey, an affiliate of Lebenthal New Jersey on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to either Fund, in each case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Robert C. Doll, Jr., President, with a copy sent to Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, Attn: Frank P. Bruno, and to Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street, Boston Massachusetts 02109, Attn: David C. Phelan.

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(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(e) With respect to the Trust, copies of the Trust Charter, are on file with the Massachusetts Secretary of the Commonwealth, and, with respect to Lebenthal Funds, copies of the Lebenthal Charter and any Articles Supplementary are on file with the Maryland State Department of Assessments and Taxation and notice is hereby given that this instrument is executed on behalf of the members of the Board of each of the Trust and Lebenthal Funds.

(f) Lebenthal Funds acknowledges that the obligations arising out of this agreement are not binding upon the trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets of and property of the Trust. Lebenthal New Jersey further acknowledges that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of the Trust Charter are binding solely upon the assets or property of ML New Jersey, on whose behalf the Trust has executed this Agreement.

        This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST,
ON BEHALF OF MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND

By:	/s/ Donald C. Burke Donald C. Burke Vice President and Treasurer

Attest:	/s/ Alice A. Pellegrino Alice A. Pellegrino Secretary

LEBENTHAL FUNDS, INC.,
ON BEHALF OF LEBENTHAL NEW JERSEY
MUNICIPAL BOND FUND

By:	/s/ Donald C. Burke Donald C. Burke Vice President and Treasurer

Attest:	/s/ Alice A. Pellegrino Alice A. Pellegrino Secretary

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EXHIBIT II

INTERIM MANAGEMENT CONTRACT

LEBENTHAL FUNDS, INC.
(the “Fund”)

LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
(the “Portfolio”)

New York, New York

December 2, 2005

Fund Asset Management, L.P.
800 Scudders Mill Road
Plainsboro, New Jersey, 08536

Gentlemen:

        We herewith confirm our agreement with you as follows:

        1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933, including the Prospectus forming a part thereof (the “Registration Statement”), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the document listed above and will furnish you such amendments thereto as may be made from time to time.

        2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the management and other services specified below, including supervising and monitoring the performance of the Administrator in connection with its duties under our Administrative Services Agreement.

                (b) Subject to the general control of our Board of Directors, you will make decisions with respect to all purchases and sales of our portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our corporation itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

                (c) You will report to our Board of Directors at each meeting thereof all changes in our Portfolio since your prior report, and will also keep us in touch with important developments affecting our Portfolio and, on your initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our Portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to the portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

                (d) It is understood that you will from time to time employ, subcontract with or otherwise associate yourself with, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.

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                (e) You or your affiliates will also furnish us, at your own expense, such investment advisory supervision and assistance as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You and your affiliates will also pay the expenses of promoting the sale of our shares (other than the costs of preparing, printing and filing our registration statement, printing copies of the prospectus contained therein and complying with other applicable regulatory requirements), except to the extent that we are permitted to bear such expenses under a plan adopted pursuant to Rule 12b-1 under the 1940 Act or a similar rule.

        3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses, including: (a) brokerage and commission expenses; (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us; (c) commitment fees and certain insurance premiums; (d) interest charges on borrowings; (e) charges and expenses of our custodian; (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for us; (g) telecommunications expenses; (h) recurring and nonrecurring legal and accounting expenses, including the determination of net asset value per share and the maintenance of Portfolio and general accounting records; (i) costs of organizing and maintaining our existence as a corporation; (j) compensation, including directors’ fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates and costs of other personnel providing clerical, accounting supervision and other office services to us, as we may request; (k) costs of stockholders’ services; (l) costs of stockholders’ reports, proxy solicitations, and corporate meetings; (m) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of our shares and attendant upon renewals of, or amendment to, those registrations and qualifications; (n) expenses of preparing, printing and delivering our prospectus to our existing shareholders and of printing shareholder application forms for shareholder accounts; and (o) payment of the fees provided for herein and in the Administrative Services Agreement and Distribution Agreement. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which the Portfolio’s shares are qualified for sale.

        4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

        5. In consideration of the foregoing we will pay you a fee at the annual rate of ..25% of the Portfolio’s average daily net assets not in excess of $50 million, ..225% of such assets between $50 million and $100 million and .20% of such assets in excess of $100 million. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. The compensation to be paid under this Agreement shall be held in escrow in an interest-bearing account (“Escrow Account”) with State Street Bank and Trust Company for a term (the “Interim Period”) beginning on the date the proposed purchase of The Advest Group, Inc. by Merrill Lynch, Pierce, Fenner and Smith, Incorporated is completed (the “Closing Date”), and ending on the earlier of (1) 150 days after the Closing Date, or (2) the date the shareholders of the Portfolio approve or disapprove the new management contract between us, acting on behalf of the Portfolio, and you (the “New Management Contract”).

        If the New Management Contract is approved by vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Portfolio by the end of the Interim Period, the amount held in the Escrow Account (including interest earned thereon) shall be paid to you.

        If the new Management contract is not approved by vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Portfolio by the end of the Interim Period, you shall receive as compensation for your services provided during the Interim Period the lesser of (1) any costs you incurred in performing services to the Portfolio under this Contract (plus interest earned on such amount while held in the Escrow Account), or (2) the total amount held in the Escrow Account (plus interest earned thereon).

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        This Agreement shall become effective on the Closing Date, provided it has been approved by the Fund’s Board (including a majority of the disinterested directors who are not parties to this Agreement).

        This Agreement shall continue in effect for the duration of the Interim Period. In addition, this Agreement:

(1) may be terminated without the payment of any penalty upon 10 calendar days’ written notice to you either by the Board or by a majority vote, as defined in the 1940 Act, of the Portfolio’s outstanding voting securities; and

(2) may be terminated by you without payment of any penalty upon 60 days’ written notice to us.

        6. This Agreement will become effective on the date hereof and shall remain in effect for the Interim Period. The Agreement shall continue in effect thereafter for successive twelve-month periods (computed from each December 1), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act, or by a vote of a majority of our entire Board of Directors, on sixty days’ written notice to you, or by you on sixty days’ written notice to us.

        7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms “transfer”, “assignment” and “sale” as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

        8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees or those who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

        9. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

        If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours, LEBENTHAL FUNDS, INC. Lebenthal New Jersey Municipal Bond Fund By: /s/ Michael J. Vogelzang Name: Michael J. Vogelzang Title: Executive Vice President

ACCEPTED: December 2, 2005

Fund Asset Management, L.P.

By:	Princeton Services, Inc., its general partner

By: /s/ Donald C. Burke Name: Donald C. Burke Title: First Vice President and Treasurer

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EXHIBIT III

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND
RECORD OWNERS OF SHARES OF ML NEW JERSEY AND LEBENTHAL NEW JERSEY

         The following tables provide information about the persons or entities who, to the knowledge of the relevant Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of January 17, 2006:

ML New Jersey

Name and Address*	Percentage of Class	Percentage of Fund

John W. Lavery and Charlotte D. Lavery ATBE	36.34% of Class I	9.28%
Charlotte D. Lavery	6.18% of Class I	1.58%
Hanna E. Perske	5.98% of Class C	1.01%
Peter J. Perske	5.92% of Class C	1.00%

Lebenthal New Jersey

Name and Address*	Percentage of Class	Percentage of Fund

First Clearing, LLC Thomas B. Finn	7.02% of Class A	7.02%

_________
*	Unless otherwise indicated, the address for each ML New Jersey shareholder listed above is: 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Unless otherwise indicated, the address for each Lebenthal New Jersey shareholder listed above is: Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219.

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The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 3, 2006

___________

STATEMENT OF ADDITIONAL INFORMATION

____________

MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND, A SERIES
OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
P.O. Box 9011
Princeton, New Jersey 08543-9011
(609) 282-2800

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus of Lebenthal New Jersey Municipal Bond Fund (“Lebenthal New Jersey”), a series of Lebenthal Funds, Inc. (“Lebenthal Funds”), and Merrill Lynch New Jersey Municipal Bond Fund (“ML New Jersey”), a series of Merrill Lynch Multi-State Municipal Series Trust, dated February 3, 2006 (the “Proxy Statement and Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling ML New Jersey at 1-800-637-3863, or by writing to ML New Jersey at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

         Further information about ML New Jersey is contained in the Statement of Additional Information of ML New Jersey, dated November 28, 2005 (the “ML New Jersey Statement”), which is incorporated by reference into and accompanies this Statement of Additional Information.

         Further information about Lebenthal New Jersey is contained in the Lebenthal Funds’ Statement of Additional Information (the “Lebenthal Funds Statement”), dated March 29, 2005, which is incorporated by reference into this Statement of Additional Information.

         The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the prospectus relating to ML New Jersey, the ML New Jersey Statement, the prospectus of Lebenthal Funds including Lebenthal New Jersey, the Lebenthal Funds Statement including Lebenthal New Jersey, other material incorporated by reference and other information regarding ML New Jersey and Lebenthal New Jersey.

____________

The date of this Statement of Additional Information is February 3, 2006

TABLE OF CONTENTS

General Information	SAI-2
Financial Statements	SAI-2
Introduction	F-1
Pro Forma Combined Schedule of Investments (unaudited)	F-2
Pro Forma Combined Statement of Assets and Liabilities (unaudited)	F-9
Pro Forma Combined Statement of Operations (unaudited)	F-11
Notes to Pro Forma Financial Statements (unaudited)	F-12

GENERAL INFORMATION

         Shareholders of Lebenthal New Jersey are being asked to approve the acquisition by ML New Jersey of all of the assets of Lebenthal New Jersey, in exchange for the assumption of all of the liabilities of Lebenthal New Jersey and the issuance to Lebenthal New Jersey of shares of beneficial interest, with a par value of $.10 per share, of ML New Jersey with an aggregate net asset value equal to the net assets of Lebenthal New Jersey. The shares issued to Lebenthal New Jersey will be distributed to Lebenthal New Jersey shareholders in proportion to each such shareholder’s interest in Lebenthal New Jersey. Consequently, shareholders of Lebenthal New Jersey will become shareholders of ML New Jersey. The transaction described in this paragraph is referred to herein as the “Reorganization.”

         Generally, the assets transferred by Lebenthal New Jersey to ML New Jersey will equal all investments of Lebenthal New Jersey held in its portfolio after the close of business on the New York Stock Exchange on the business day prior to the date the Reorganization takes place (“Valuation Time”) and all other assets of Lebenthal New Jersey as of such time.

         Shares of ML New Jersey will be distributed to shareholders of Lebenthal New Jersey as follows: holders of Class A shares of Lebenthal New Jersey who own such shares as of the Valuation Time will be entitled to receive Class A shares of ML New Jersey (the “Shares”). The aggregate net asset value of the Shares of ML New Jersey to be received by each shareholder of Lebenthal New Jersey will equal the aggregate net asset value of the shares of Lebenthal New Jersey owned by such shareholder as of the Valuation Time. After the distribution of the ML New Jersey Class A shares in liquidation of the shareholders’ interests in Lebenthal New Jersey, all outstanding shares of Lebenthal New Jersey will be redeemed pursuant to Maryland law and the Charter of Lebenthal Funds without further action on the part of shareholders.

         A special meeting of the shareholders of Lebenthal New Jersey will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Friday, March 10, 2006 at 10:30 a.m. Eastern time to consider the Reorganization and the approval of a management contract between Fund Asset Management, L.P. and Lebenthal Funds, on behalf of Lebenthal New Jersey, to be effective until the closing of the Reorganization or for an initial period of up to two years if the Reorganization is not approved.

FINANCIAL STATEMENTS

         Pro forma financial statements reflecting consummation of the Reorganization are included herein.

ML New Jersey

         Audited financial statements and accompanying notes for the fiscal year ended July 31, 2005 and the independent registered public accounting firm’s report thereon, dated September 19, 2005, of ML New Jersey are incorporated herein by reference from ML New Jersey’s Annual Report, which accompanies this Statement of Additional Information.

Lebenthal New Jersey

         Audited financial statements and accompanying notes for the fiscal year ended November 30, 2005 and the independent registered public accounting firm’s report thereon, dated January 24, 2006, of Lebenthal New Jersey are incorporated herein by reference from Lebenthal Funds’ November 30, 2005 Annual Report which accompanies this Statement of Additional Information.

         Audited financial statements and accompanying notes for the fiscal year ended November 30, 2004 and the independent registered public accounting firm’s report thereon, dated January 21, 2005, of Lebenthal New Jersey are incorporated herein by reference from Lebenthal Funds’ November 30, 2004 Annual Report.

SAI-2

INTRODUCTION

         The following unaudited pro forma condensed combined schedules and financial statements have been derived from the schedules and financial statements of the respective Funds. The Pro Forma Condensed Combined Statement of Assets and Liabilities, including the Pro Forma Condensed Combined Schedule of Investments, as of July 31, 2005 have been adjusted to give effect to the Reorganization as if the Reorganization had occurred at July 31, 2005. These adjustments are directly attributable to the Reorganization and are factually supportable regardless of whether they have a continuing impact or not. The Pro Forma Condensed Combined Statement of Operations is for the twelve-months ended July 31, 2005 and has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at August 1, 2004. These adjustments are directly attributable to the Reorganization, expected to have a continuing impact, and factually supportable. The unaudited pro forma condensed combined schedules and financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at July 31, 2005. The unaudited pro forma condensed combined schedules and financial statements should be read in conjunction with the financial statements and related notes of ML New Jersey included in its Annual Report to Shareholders for the fiscal year ended July 31, 2005, which are incorporated herein by reference, and the financial statements and related notes of Lebenthal New Jersey included in its Annual Report to Shareholders for the fiscal year ended November 30, 2005, which are incorporated herein by reference.

F-1

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
As of July 31, 2005 (in Thousands) (Unaudited)

	Face Amount				Value
	Merrill Lynch New Jersey	Lebenthal New Jersey	Pro Forma Merrill Lynch New Jersey Combined	Municipal Bonds	Merrill Lynch New Jersey	Lebenthal New Jersey	Pro Forma Merrill Lynch New Jersey Combined

New Jersey — 95.0%	$2,000	$ —	$2,000	Bergen County, New Jersey, Improvement Authority, School District, GO (Wyckoff Township Board of Education Project), 5% due 4/01/2032	$ 2,124	$ —	$ 2,124

	—	415	415	Branchburg Township, New Jersey, Board of Education, GO, 5% due 7/15/2021 (b)	—	441	441

				Camden County, New Jersey, Pollution Control Financing Authority, Solid Waste Resource Recovery, Revenue Refunding Bonds, AMT:
	340	—	340	Series A, 7.50% due 12/01/2010	342	—	342
	240	—	240	Series B, 7.50% due 12/01/2009	241	—	241

	1,100	—	1,100	Cape May Point, New Jersey, GO, 5.70% due 3/15/2013 (l)	1,165	—	1,165

	—	350	350	Delaware River Port Authority of Pennsylvania and New Jersey, Revenue Refunding Bonds (Port District Project), Series A, 5.20% due 1/01/2027 (d)	—	370	370

	2,450	—	2,450	Delaware River Joint Toll Bridge Commission, Pennsylvania, Bridge Revenue Refunding Bonds, 5% due 7/01/2024	2,566	—	2,566

	—	500	500	Freehold Township, New Jersey, Board of Education, GO, 5% due 2/15/2022 (e)	—	529	529

	4,135	—	4,135	Garden State Preservation Trust of New Jersey, Capital Appreciation Revenue Bonds, Series B, 5.24%* due 11/01/2027 (d)	1,464	—	1,464

				Garden State Preservation Trust of New Jersey, Open Space and Farmland Preservation Revenue Bonds, Series A (d)(m):
	1,640	—	1,640	5.80% due 11/01/2022	1,885	—	1,885
	2,080	—	2,080	5.75% due 11/01/2028	2,516	—	2,516

	—	250	250	Gloucester County, New Jersey, Improvement Authority, County Guaranteed Lease Revenue Bonds, Series A, 5% due 7/15/2023 (e)	—	265	265

	—	650	650	Mercer County, New Jersey, Improvement Authority, Lease Revenue Bonds (2003 Governmental Leasing Program), 5% due 12/15/2018 (a)	—	701	701

	—	200	200	Middlesex County, New Jersey, COP, Refunding, 5% due 8/01/2022 (e)	—	210	210

	1,705	—	1,705	Middlesex County, New Jersey, Improvement Authority, County-Guaranteed Revenue Bonds (Golf Course Projects), 5.25% due 6/01/2026	1,852	—	1,852

	520	—	520	Middlesex County, New Jersey, Improvement Authority, Senior Revenue Bonds (Heldrich Center Hotel/Conference Project), Series A, 5% due 1/01/2032	520	—	520

	1,000	—	1,000	Middlesex County, New Jersey, Pollution Control Financing Authority, Revenue Refunding Bonds (Amerada Hess Corporation), 6.05% due 9/15/2034	1,075	—	1,075

	—	115	115	Morris County, New Jersey, Improvement Authority, Revenue Bonds (Guaranteed Authority Pooled Program), 5% due 8/15/2016	—	125	125

F-2

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
As of July 31, 2005 (in Thousands) (Unaudited)(continued)

	Face Amount				Value
	Merrill Lynch New Jersey	Lebenthal New Jersey	Pro Forma Merrill Lynch New Jersey Combined	Municipal Bonds	Merrill Lynch New Jersey	Lebenthal New Jersey	Pro Forma Merrill Lynch New Jersey Combined

New Jersey (continued)				New Jersey EDA, Cigarette Tax Revenue Bonds:
	$ 520	$ —	$ 520	5.625% due 6/15/2019	$ 558	$ —	$ 558
	590	200	790	5.75% due 6/15/2029	632	214	846
	125	—	125	5.50% due 6/15/2031	131	—	131
	230	—	230	5.75% due 6/15/2034	245	—	245

				New Jersey EDA, EDR (Masonic Charity Foundation of New Jersey):
	600	—	600	5.25% due 6/01/2024	641	—	641
	500	—	500	5.25% due 6/01/2032	534	—	534

	—	150	150	New Jersey EDA, EDR, Refunding (Burlington Coat Factory), 6.125% due 9/01/2010	—	152	152

	1,000	—	1,000	New Jersey EDA, First Mortgage Revenue Bonds (Lions Gate Project), Series A, 5.875% due 1/01/2037	1,016	—	1,016

				New Jersey EDA, First Mortgage Revenue Bonds (The Presbyterian Home):
	1,330	—	1,330	Series A, 6.375% due 11/01/2031	1,376	—	1,376
	1,630	—	1,630	Series B, 5.75% due 11/01/2031	1,633	—	1,633

	1,500	—	1,500	New Jersey EDA, First Mortgage Revenue Refunding Bonds (The Winchester Gardens at Ward Homestead Project), Series A, 5.80% due 11/01/2031	1,572	—	1,572

	1,250	—	1,250	New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7% due 10/01/2014	1,295	—	1,295

				New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A (e):
	1,675	—	1,675	4.95%* due 7/01/2021	833	—	833
	2,100	—	2,100	5% due 7/01/2029	2,222	—	2,222
	880	—	880	5% due 7/01/2034	929	—	929

	—	100	100	New Jersey EDA, PCR (Public Service Electric and Gas Company), AMT, Series A, 6.40% due 5/01/2032 (e)	—	102	102

	425	—	425	New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest Village Inc. Facility), Series A, 7.25% due 11/15/2031	462	—	462

	1,075	—	1,075	New Jersey EDA, Revenue Bonds (American Airlines Inc. Project), AMT, 7.10% due 11/01/2031	912	—	912

				New Jersey EDA, Revenue Refunding Bonds (Health Village 96 Project):
	—	25	25	6% due 5/01/2006 (f)	—	26	26
	—	50	50	6% due 5/01/2016	—	51	51

				New Jersey EDA, School Facilities Construction Revenue Bonds:
	—	500	500	Series A, 5% due 6/15/2011 (a)(f)	—	541	541
	400	—	400	Series I, 5% due 9/01/2014 (f)	439	—	439
	1,700	—	1,700	Series L, 5% due 3/01/2030 (d)	1,804	—	1,804

	1,000	—	1,000	New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds (Waste Management Inc.), AMT, Series A, 5.30% due 6/01/2015	1,054	—	1,054

	3,000	—	3,000	New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT, 6.25% due 9/15/2019	2,797	—	2,797

F-3

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
As of July 31, 2005 (in Thousands) (Unaudited)(continued)

	Face Amount				Value
	Merrill Lynch New Jersey	Lebenthal New Jersey	Pro Forma Merrill Lynch New Jersey Combined	Municipal Bonds	Merrill Lynch New Jersey	Lebenthal New Jersey	Pro Forma Merrill Lynch New Jersey Combined

New Jersey (continued)	$2,000	$ —	$2,000	New Jersey EDA, State Contract Revenue Refunding Bonds (Economic Fund), Series A, 5.25%* due 3/15/2021 (e)	$ 1,007	$ —	$ 1,007

				New Jersey EDA, State Lease Revenue Bonds:
	—	250	250	(Liberty State Park Project), Series C, 5% due 3/01/2027 (d)	—	265	265
	3,500	—	3,500	(State Office Buildings Projects), 6.25% due 6/15/2010 (a)(f)	3,975	—	3,975

	—	100	100	New Jersey EDA, Water Facilities Revenue Bonds (New Jersey-American Water Company, Inc. Project), AMT, Series A, 6.875% due 11/01/2034 (b)	—	102	102

	—	300	300	New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water of New Jersey Inc. Project), VRDN, Series B, 3.07% due 11/01/2025 (a)(o)	—	300	300

				New Jersey Health Care Facilities Financing Authority Revenue Bonds:
	500	—	500	(Avalon at Hillsborough), Series A, 6.625% due 7/01/2035	504	—	504
	1,150	—	1,150	(Pascack Valley Hospital Association), 6.625% due 7/01/2036	1,183	—	1,183
	1,040	—	1,040	(RWJ Healthcare Corporation), Series B, 5% due 7/01/2035	1,082	—	1,082
	2,500	150	2,650	(Robert Wood Johnson University Hospital), 5.75% due 7/01/2025	2,697	162	2,859
	1,500	—	1,500	(South Jersey Hospital), 6% due 7/01/2026	1,620	—	1,620

				New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
	910	—	910	(Atlantic City Medical Center), 6.25% due 7/01/2017	1,032	—	1,032
	1,500	—	1,500	(Bayshore Community Hospital), 5.125% due 7/01/2032 (i)	1,558	—	1,558
	600	—	600	(Capital Health System Inc.), Series A, 5.75% due 7/01/2023	645	—	645
	—	125	125	(General Hospital Center at Passaic, Inc.), Series A, 6.75% due 7/01/2019 (d)(g)	—	155	155
	1,250	—	1,250	(Saint Clare's Hospital Inc.), Series A, 4.75% due 7/01/2025 (i)	1,262	—	1,262
	—	150	150	(Saint Joseph 's Hospital and Medical Center), Series A, 6% due 7/01/2026 (n)	—	157	157
	400	—	400	(Trinitas Hospital Obligation Group), 7.40% due 7/01/2020	454	—	454

	800	—	800	New Jersey State Educational Facilities Authority, Higher Education, Capital Improvement Revenue Bonds, Series A, 5.125% due 9/01/2022 (a)	859	—	859

				New Jersey State Educational Facilities Authority Revenue Bonds:
	1,660	—	1,660	(Bloomfield College), Series A, 6.85% due 7/01/2030	1,695	—	1,695
	750	—	750	(Georgian Court College Project), Series C, 6.50% due 7/01/2033	848	—	848
	—	250	250	(Kean University), Series D, 5.25% due 7/01/2023 (b)	—	274	274
	—	500	500	(Montclair State University), Series F, 5% due 7/01/2031 (b)	—	520	520
	1,000	—	1,000	(New Jersey Institute of Technology), Series G, 5.25% due 7/01/2019 (e)	1,085	—	1,085

F-4

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
As of July 31, 2005 (in Thousands) (Unaudited)(continued)

	Face Amount				Value
	Merrill Lynch New Jersey	Lebenthal New Jersey	Pro Forma Merrill Lynch New Jersey Combined	Municipal Bonds	Merrill Lynch New Jersey	Lebenthal New Jersey	Pro Forma Merrill Lynch New Jersey Combined

New Jersey (continued)				New Jersey State Educational Facilities Authority Revenue Bonds (continued):
	$ 250	$ —	$ 250	(Princeton University), Series B, 4.25% due 7/01/2031	$ 241	$ —	$ 241
	1,120	—	1,120	(Public Library Project Grant Issue), Series A, 5.50% due 9/01/2019 (a)	1,245	—	1,245
	1,000	—	1,000	(Rider University), Series A, 5.125% due 7/01/2028 (i)	1,061	—	1,061
	715	—	715	(Rowan University), Series C, 5.125% due 7/01/2028 (e)	763	—	763
	650	—	650	(Rowan University), Series C, 5% due 7/01/2034 (e)	686	—	686

				New Jersey State Educational Facilities Authority, Revenue Refunding Bonds:
	1,000	—	1,000	(Princeton Theological Seminary), 5% due 7/01/2026	1,060	—	1,060
	—	275	275	(Princeton University), Series D, 5% due 7/01/2026	—	293	293
	—	100	100	(Rowan University), Series C, 5% due 7/01/2031 (b)	—	105	105

	—	500	500	New Jersey State, GO, 5% due 8/01/2012 (b)(f)	—	539	539

	—	300	300	New Jersey State, GO, Refunding, Series H, 5.25% due 7/01/2019	—	338	338

	—	25	25	New Jersey State Higher Education Assistance Authority, Student Loan Revenue Bonds, AMT, Series A, 5.30% due 6/01/2017 (a)	—	26	26

	2,175	—	2,175	New Jersey State Housing and Mortgage Financing Agency, Capital Fund Program Revenue Bonds, Series A, 4.70% due 11/01/2025 (d)	2,212	—	2,212

	—	100	100	New Jersey State Housing and Mortgage Financing Agency, M/F Housing Revenue Bonds, AMT, Series A, 6.25% due 5/01/2028 (a)	—	103	103

	—	300	300	New Jersey State Housing and Mortgage Financing Agency, M/F Housing Revenue Refunding Bonds, Series B, 6.15% due 11/01/2020 (d)	—	317	317

	5,225	—	5,225	New Jersey State Housing and Mortgage Financing Agency, M/F Revenue Bonds, RIB, AMT, Series 1012, 6.939% due 11/01/2035 (b)(c)	5,300	—	5,300

	—	325	325	New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds, Series C, 5.50% due 6/15/2013 (f)	—	368	368

				New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Refunding Bonds, Series B (e):
	1,560	—	1,560	6.50% due 6/15/2010	1,775	—	1,775
	940	—	940	6.50% due 6/15/2010 (g)	1,078	—	1,078
	—	250	250	5% due 12/15/2011 (f)	—	272	272
	1,435	—	1,435	5.50% due 12/15/2015	1,632	—	1,632
	1,800	—	1,800	5.50% due 12/15/2021	2,096	—	2,096

F-5

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
As of July 31, 2005 (in Thousands) (Unaudited)(continued)

	Face Amount				Value
	Merrill Lynch New Jersey	Lebenthal New Jersey	Pro Forma Merrill Lynch New Jersey Combined	Municipal Bonds	Merrill Lynch New Jersey	Lebenthal New Jersey	Pro Forma Merrill Lynch New Jersey Combined

New Jersey (continued)				New Jersey State Turnpike Authority, Turnpike Revenue Bonds:
	$1,510	$ —	$1,510	Series B, 5.15%* due 1/01/2035 (a)	$ 981	$ —	$ 981
	2,500	—	2,500	Series C, 5% due 1/01/2030 (d)	2,650	—	2,650

				New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds, Series A (b):
	—	675	675	5% due 1/01/2019	—	721	721
	1,000	—	1,000	5% due 1/01/2027	1,053	—	1,053

	965	—	965	Newark, New Jersey, Health Care Facility Revenue Refunding Bonds (New Community Urban Renewal), Series A, 5.20% due 6/01/2030 (h)(j)	1,032	—	1,032

	—	400	400	Old Bridge Township, New Jersey, Board of Education, GO, 5% due 7/15/2030 (e)	—	417	417

				Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
	1,000	—	1,000	85th Series, 5.20% due 9/01/2018	1,107	—	1,107
	1,000	—	1,000	93rd Series, 6.125% due 6/01/2094	1,206	—	1,206

	—	600	600	Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds, 125th Series, 5% due 10/15/2019 (d)	—	642	642

				Port Authority of New York and New Jersey, Special Obligation Revenue Bonds (JFK International Air Terminal LLC), AMT (e):
	1,000	—	1,000	RIB, Series 157, 8.85% due 12/01/2022 (c)	1,147	—	1,147
	1,750	—	1,750	Series 6, 6.25% due 12/01/2011	1,969	—	1,969

	1,500	—	1,500	South Jersey Port Corporation of New Jersey, Revenue Refunding Bonds, AMT, 5.20% due 1/01/2023	1,557	—	1,557

				Sparta Township, New Jersey, GO, Refunding (e):
	500	—	500	4.20% due 1/01/2024	492	—	492
	1,030	—	1,030	4.25% due 1/01/2027	1,005	—	1,005

	1,195	250	1,445	Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds, 7% due 6/01/2041	1,445	302	1,747

	—	300	300	Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed Revenue Refunding Bonds, 6.125% due 6/01/2042	—	324	324

	—	500	500	Union County, New Jersey, Improvement Authority, Lease Revenue Bonds (City of Plainfield — Park Madison Redevelopment Project), 5% due 3/01/2025 (d)	—	528	528

	2,000	—	2,000	Union County, New Jersey, Utilities Authority, Senior Lease Revenue Refunding Bonds (Ogden Martin System of Union, Inc.), AMT, Series A, 5.50% due 6/01/2010 (a)	2,164	—	2,164

	—	250	250	University of Medicine and Dentistry of New Jersey, COP, 5% due 4/15/2022 (a)	—	266	266

				University of Medicine and Dentistry of New Jersey Revenue Bonds, Series A (a):
	—	250	250	5.125% due 12/01/2022	—	269	269
	1,030	—	1,030	5.50% due 12/01/2027	1,144	—	1,144
	1,500	—	1,500	5% due 12/01/2031	1,571	—	1,571

F-6

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
As of July 31, 2005 (in Thousands) (Unaudited)(continued)

	Face Amount				Value
	Merrill Lynch New Jersey	Lebenthal New Jersey	Pro Forma Merrill Lynch New Jersey Combined	Municipal Bonds	Merrill Lynch New Jersey	Lebenthal New Jersey	Pro Forma Merrill Lynch New Jersey Combined

New Jersey (concluded)	$ —	$250	$ 250	Willingboro, New Jersey, Municipal Utilities Authority Revenue Bonds, Series H, 5.25% due 1/01/2010 (a)(f)	$ —	$ 266	$ 266

Guam — 0.7%	750	—	750	Commonwealth of the Northern Mariana Islands, Guam, GO, Series A, 6.75% due 10/01/2033	820	—	820

Puerto Rico — 4.0%	2,000	—	$2,000	Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue Refunding Bonds, Series A, 4.75% due 7/01/2038 (k)	2,072	—	2,072

	1,170	—	1,170	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series HH, 5.25% due 7/01/2029 (d)	1,261	—	1,261

	—	70	70	Puerto Rico Housing Bank and Financing Agency, S/F Mortgage Revenue Bonds (Affordable Housing Mortgage Subsidy Program I), AMT, 6.25% due 4/01/2029 (h)	—	72	72

	1,345	—	1,345	Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities Financing Authority, Special Facilities Revenue Bonds (American Airlines Inc.), Series A, 6.45% due 12/01/2025	1,082	—	1,082

	—	100	100	University of Puerto Rico, University Revenue Refunding Bonds, Series O, 5.375% due 6/01/2030 (e)	—	101	101

U.S. Virgin Islands — 2.1%	1,400	—	1,400	Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021	1,593	—	1,593

	750	—	750	Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds (Hovensa Refinery), AMT, 5.875% due 7/01/2022	813	—	813

				Total Municipal Bonds (Cost — $110,492) — 101.8%	105,654	11,931	117,585

				Mutual Funds

	—	39	39	MuniHoldings New Jersey Insured Fund, Inc. (p)	—	615	615
	—	23	23	MuniYield New Jersey Fund, Inc. (p)	—	365	365
	—	6	6	MuniYield New Jersey Insured Fund, Inc. (p)	—	92	92

				Total Mutual Funds (Cost — $886) — 0.9%	—	1,072	1,072

		Shares Held		Short-Term Securities

	124	—	124	CMA New Jersey Municipal Money Fund (p)	124	—	124

				Total Short-Term Securities (Cost — $124) — 0.1%	124	—	124

				Total Investments (Cost — $111,502**) — 102.8%	105,778	13,003	118,781

				Liabilities in Excess of Other Assets — (2.8%)	(2,902)	(143)	(3,287	)***

				Net Assets — 100.0%	$102,876	$12,860	$115,494

*	Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
**	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2005, as computed for federal income tax purposes were as follows:
Aggregate cost	$111,412

Gross unrealized appreciation	$ 7,398

Gross unrealized depreciation	(29)

Net unrealized appreciation	$ 7,369

***	Amounts reflect Pro Forma adjustments to the Condensed Combined Statement of Assets and Liabilities.

F-7

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
As of July 31, 2005 (in Thousands) (Unaudited)(continued)

(a)	AMBAC Insured.
(b)	FGIC Insured.
(c)	The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(d)	FSA Insured.
(e)	MBIA Insured.
(f)	Prerefunded.
(g)	Escrowed to maturity.
(h)	GNMA Collateralized.
(i)	Radian Insured.
(j)	FHA Insured.
(k)	CIFG Insured
(l)	All or a portion of security held as collateral in connection with open financial futures contracts.
(m)	When-issued security.
(n)	Connie Lee Insured
(o)	Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(p)	Investments in companies considered to be an affiliate, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Dividend Income

CMA New Jersey Municipal Money Fund	111	$20
MuniHoldings New Jersey Insured Fund, Inc.	—	$37
MuniYield New Jersey Fund, Inc.	—	$22
MuniYield New Jersey Insured Fund, Inc.	—	$ 5

Financial futures contracts sold as of July 31, 2005 were as follows:

Number of Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation

100	Ten-Year U.S. Treasury Note	September 2005	$11,234	$136

Forward interest rate swaps outstanding as of July 31, 2005 were as follows:

	Notional Amount	Unrealized Depreciation

Pay a fixed rate of 3.82% and receive a floating rate based on 1-week USD Bond Market Association Municipal Swap Index Rate

Broker, JPMorgan Chase Bank Expires November 2018	$ 960	$ (5)

Pay a fixed rate of 4.042% and receive a floating rate based on 1-week USD Bond Market Association Municipal Swap Index Rate

Broker, JPMorgan Chase Bank Expires August 2026	$2,020	(22)

Total		$(27)

See Notes to Pro Forma Condensed Combined Financial Statements.

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Condensed Combined Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT	Alternative Minimum Tax (subject to)	M/F	Multi-Family

COP	Certificates of Participation	PCR	Pollution Control Revenue Bonds

EDA	Economic Development Authority	RIB	Residual Interest Bonds

EDR	Economic Development Revenue Bonds	S/F	Single-Family

GO	General Obligation Bonds	VRDN	Variable Rate Demand Notes

IDR	Industrial Development Revenue Bonds

F-8

PRO FORMA CONDENSED COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
As of July 31, 2005 (Unaudited)

	Merrill Lynch New Jersey	Lebenthal New Jersey	Adjustments		Pro Forma Merrill Lynch New Jersey Combined
Assets:
Investments in unaffiliated securities, at value*	$105,653,701	$13,003,376	$(1,071,857	)(1)	$117,585,220
Investments in affiliated securities, at value**	124,323	—	1,071,857	(1)	1,196,180
Cash	72,220	52,582			124,802
Receivables:
Interest and dividends	983,763	108,998			1,092,761
Beneficial interest/capital shares sold	111,489	9,548			121,037
Variation Margin	65,626	—			65,626
Investment Adviser	—	4,812			4,812
Dividends from affiliates	3,661	—			3,661
Prepaid expenses	12,626	2,054			14,680

Total assets	107,027,409	13,181,370	—		120,208,779

Liabilities:
Unrealized depreciation on forward interest rate swaps	27,128	—			27,128
Payables:
Securities purchased	3,876,009	265,400			4,141,409
Dividends to shareholders	77,905	29,312	186,932	(2)	294,149
Beneficial interest/capital shares redeemed	73,952	4,635			78,587
Distributions to shareholders	—	—	55,280	(3)	55,280
Investment adviser	41,264	2,764			44,028
Distributor	22,865	—			22,865
Other affiliates	8,072	—			8,072
Administrator	—	4,914			4,914
Directors’ fee	—	328			328
Accrued expenses	24,212	13,759			37,971

Total liabilities	4,151,407	321,112	242,212		4,714,731

Net Assets:
Net Assets	$102,876,002	$12,860,258	$ (242,212)		$115,494,048

Net Assets Consist of:
Class A Shares of beneficial
interest/capital stock†	$ 322,495	$ 1,741	$ 117,765	(4)	$ 442,001
Class B Shares of beneficial interest†	250,667	—	—		250,667
Class C Shares of beneficial interest†	149,543	—	—		149,543
Class I Shares of beneficial interest†	236,078	—	—		236,078
Paid-in capital in excess of par	103,042,632	12,036,939	(117,765	)(4)	114,961,180
			(626	)(5)
Undistributed (accumulated) investment income (loss) — net	186,932	(626)	(186,932	)(2)	—
			626	(5)
Accumulated realized capital gain (loss) — net	(7,932,980)	55,280	(55,280	)(3)	(7,932,980)
Unrealized appreciation — net	6,620,635	766,924	—		7,387,559

Net Assets	$102,876,002	$12,860,258	$ (242,212)		$115,494,048

F-9

PRO FORMA CONDENSED COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
As of July 31, 2005 (Unaudited) (concluded)

	Merrill Lynch New Jersey	Lebenthal New Jersey	Adjustments		Pro Forma Merrill Lynch New Jersey Combined
Net Asset Value:
Class A:
Net assets	$34,617,853	$12,860,258	$(118,183	)(2)(3)	$ 47,359,928

Beneficial interest/shares outstanding	3,224,948	1,741,237	(546,173	)(4)	4,420,012

Net Asset Value	$ 10.73	$ 7.39	$ —		$ 10.71

Class B:
Net assets	$26,892,983	$ —	$ (48,866	)(2)	$ 26,844,117

Beneficial interest	2,506,667	—	—		2,506,667

Net Asset Value	$ 10.73	$ —	$ —		$ 10.71

Class C:
Net Assets	$16,040,127	$ —	$ (29,146	)(2)	$ 16,010,981

Beneficial interest outstanding	1,495,432	—	—		1,495,432

Net Asset Value	$ 10.73	$ —	$ —		$ 10.71

Class I:
Net Assets	$25,325,039	$ —	$ (46,017	)(2)	$ 25,279,022

Beneficial interest outstanding	2,360,776	—	—		2,360,776

Net Asset Value	$ 10.73	$ —	$ —		$ 10.71

*Identified cost	$99,141,597	$12,236,452	$ (885,618	)(1)	$110,492,431

**Identified cost	$ 124,323	$ —	$ 885,618	(1)	$ 1,009,941

†	The par value and shares authorized for each class of the Merrill Lynch New Jersey Fund’s shares is $.10 with an unlimited number of shares authorized. The par value and shares authorized for the Class A shares of Lebenthal New Jersey Fund is $.001 with 4,000,000,000 shares authorized.
(1)	Lebenthal New Jersey Fund has investments in securities that are considered affiliates of the Merrill Lynch New Jersey Fund and Merrill Lynch New Jersey Combined Fund. The adjustments reflect the reclassification of the market value and cost for these securities.
(2)	Reflects the distribution of undistributed net investment income of $186,932 attributable to the Merrill Lynch New Jersey Fund.
(3)	Reflects the distribution of undistributed net realized capital gains of $55,280 attributable to the Lebenthal New Jersey Fund.
(4)	Reflects the capitalization adjustments giving the effect to the increase in Class A shares of the Merrill Lynch New Jersey Fund which the Lebenthal New Jersey Fund Class A shareholders will receive and the decrease in Lebenthal New Jersey Class A shares as if the Reorganization had taken place on July 31, 2005. The foregoing should not be relied upon to reflect the number of shares of Merrill Lynch New Jersey that actually will be received on or after such date.
(5)	Reflects the entry to close out accumulated net investment loss of the Lebenthal New Jersey Fund.

See Notes to Pro Forma Condensed Combined Financial Statements.

F-10

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR
MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND AND
LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
For the Twelve Months ended July 31, 2005 (Unaudited)

	Merrill Lynch New Jersey	Lebenthal New Jersey	Adjustments		Pro Forma Merrill Lynch New Jersey Combined
Investment Income:
Interest	$5,504,499	$ 597,986	$ —		$ 6,102,485
Dividends*	19,711	64,253	—		83,964

Total income	5,524,210	662,239	—		6,186,449

Expenses:
Investment advisory fees	564,146	33,937	42,330	(4)	640,413
Account maintenance and distribution fees — Class B	150,379	—	—		150,379
Account maintenance and distribution fees — Class C	93,061	—	—		93,061
Accounting services/administration fees	87,306	53,278	(49,209	)(1)	91,375
Professional fees	51,697	18,619	(18,116	)(1)	52,200
Account maintenance and/or distribution fees — Class A	33,848	33,937	(20,070	)(5)	47,715
Printing and shareholder reports	42,277	2,707	—		44,984
Transfer agent fees — Class A	14,411	31,528	(25,439	)(1)	20,500
Registration fees	14,893	4,544	(2,937	)(1)	16,500
Transfer agent fees — Class B	15,407	—	—		15,407
Trustees’/Directors’ fees and expenses	14,365	2,415	(2,184	)(1)	14,596
Pricing fees	12,236	—	—		12,236
Custodian fees	9,318	6,807	(5,215	)(1)	10,910
Transfer agent fees — Class I	9,839	—	—		9,839
Transfer agent fees — Class C	7,668	—	—		7,668
Other	20,821	4,253	(2,408	)(1)	22,666

Total expenses before reimbursement	1,141,672	192,025	(83,248)		1,250,449

Reimbursement of expenses	(7,096)	(63,066)	63,066	(2)	(7,096)

Total expenses after reimbursement	1,134,576	128,959	(20,182)		1,243,353

Investment income — net	4,389,634	533,280	20,182		4,943,096

Realized & Unrealized Gain (Loss) — Net:
Realized gain (loss) on:
Investments — net	2,391,209	40,620	—		2,431,829
Futures contracts and swaps — net	(401,212)	—	—		(401,212)
Change in unrealized appreciation/ depreciation on:
Investments — net	2,458,165	600,307	—		3,058,472
Futures contracts and forward interest rate swaps — net	233,551	—	—		233,551
Total realized and unrealized gain — net	4,681,713	640,927	—		5,322,640

Net Increase in Net Assets Resulting from Operations	$9,071,347	$1,174,207	$ 20,182		$10,265,736

* Dividends from affiliates.	$ 19,711	$ —	$ 64,253	(3)	$ 83,964

(1)	Reflects the anticipated savings as a result of the Reorganization through consolidation of accounting, transfer agent, legal, auditing and other services.
(2)	Lebenthal New Jersey Fund’s predecessor investment adviser and distributor voluntarily waived a portion of their management fee and distribution fee, respectively. Fund Asset Management, L.P. and FAM Distributors, Inc. do not intend to continue these voluntary waivers after the closing of the Reorganization.
(3)	Lebenthal New Jersey Fund has investments in securities that are considered affiliates of the Merrill Lynch New Jersey Fund and Merrill Lynch New Jersey Combined Fund. The adjustment reflects the reclassification of the dividends for these securities.
(4)	Merrill Lynch New Jersey Fund’s management fee is higher than the management fee of the Lebenthal New Jersey Fund.
(5)	Merrill Lynch New Jersey Fund's account maintenance fee is lower than the account maintenance fee of the Lebenthal New Jersey Fund.

See Notes to Pro Forma Condensed Combined Financial Statements.

F-11

MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND
NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies:

        Merrill Lynch New Jersey Municipal Bond Fund (the “Fund”) is part of the Merrill Lynch Multi-State Municipal Series Trust (the “Trust”). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited pro forma condensed combined financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the period presented. All such adjustments are of a normal and recurring nature. As of July 31, 2005, all the securities held by Lebenthal New Jersey Municipal Bond Fund (“Lebenthal New Jersey”) comply with the compliance guidelines and/or investment restrictions of the Fund. The Fund offers multiple classes of shares. Class A and Class I Shares are sold with a front-end sales charge. Effective December 28, 2005, the front-end sales charge for Class I Shares will be discontinued. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

        (a) Valuation of investments — Municipal bonds are traded primarily in the over-the-counter (“OTC”) markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund’s pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

        (b) Derivative financial instruments — The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•	Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
•	Forward interest rate swaps — The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

F-12

MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND
NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Unaudited)(continued)

        (c) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

        (d) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

        (e) Prepaid registration fees — Prepaid registration fees are charged to expense as the related shares are issued.

        (f) Expenses — Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

        The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. (“FAMD” or the “Distributor”), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

        FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund’s net assets at the following annual rates: .55% of the Fund’s average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. FAM has agreed to waive its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in CMA New Jersey Municipal Money Fund. For the twelve months ended July31, 2005, FAM reimbursed the Fund in the amount of $7,096. Lebenthal New Jersey has investments in companies considered to be affiliates of the Fund. For the twelve months ended July 31, 2005, Lebenthal New Jersey earned $64,253 in dividend income on these investments.

        Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:

	Account Maintenance Fee	Distribution Fee
Class A	.10%	—
Class B	.25%	.25%
Class C	.25%	.35%

        Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

        For the twelve months ended July 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on the sales of the Fund’s Class A and Class I Shares as follows:

	FAMD	MLPF&S
Class A	$1,276	$10,529
Class I	$ 571	$ 2,999

F-13

MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND
NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Unaudited)(concluded)

        For the twelve months ended July 31, 2005, MLPF&S received contingent deferred sales charges of $22,620 and $2,235 relating to transactions in Class B and Class C Shares, respectively.

        Financial Data Services, Inc. (“FDS”), a wholly-owned subsidiary of ML & Co., is the Fund’s transfer agent.

        For the twelve months ended July 31, 2005, the Fund reimbursed FAM $2,335 for certain accounting services.

        Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

F-14

PART C

OTHER INFORMATION

Item 15. Indemnification.

Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

        “The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right in indemnity of reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

        Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended (the “Investment Company Act”), may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he or she is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

        In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (“1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

        Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of

C-1

appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

Exhibit Number			Description
1	(a)	—	Declaration of Trust of Merrill Lynch Multi-State Municipal Series Trust (the “Trust”), dated August 2, 1985.(a)
	(b)	—	Amendment to Declaration of Trust, dated September 18, 1987.(b)
	(c)	—	Amendment to Declaration of Trust, dated December 21, 1987.(b)
	(d)	—	Amendment to Declaration of Trust, dated October 3, 1988.(a)
	(e)	—	Amendment to Declaration of Trust, dated October 17, 1994 and establishing Class C and Class D shares of beneficial interest.(a)
	(f)	—	Amendment to Declaration of Trust, dated February 27, 2002.(h)
	(g)	—	Instrument establishing Merrill Lynch New Jersey Municipal Bond Fund (the “Fund”) as a series of the Trust.(a)
	(h)	—	Instrument establishing Class A and Class B shares of beneficial interest of the Fund.(a)
	(i)	—	Certificate of Establishment and Designation of Classes, dated March 18, 2003.(p)
2		—	Amended and Restated By-Laws of the Trust.(s)
3		—	Not applicable.
4		—

Form of Agreement and Plan of Reorganization by and between the Trust, on behalf of the Fund, and Lebenthal Funds, Inc., on behalf of Lebenthal New Jersey Municipal Bond Fund (“Lebenthal New Jersey”), a series of Lebenthal Funds, Inc. (included as Exhibit I to the Proxy Statement and Prospectus included in this Registration Statement).

5		—	Portions of the Declaration of Trust, Certificate of Establishment and Designation and By-Laws of the Trust defining the rights of shareholders of the Fund as a series of the Trust.(c)
6	(a)	—	Management Agreement between the Trust and Fund Asset Management, L.P. (“FAM”).(o)
	(b)		Supplement to the Management Agreement between the Trust and FAM.(n)
7		—	Form of Unified Distribution Agreement between the Trust and FAM Distributors, Inc.(e)
8		—	None.
9		—	Form of Custodian Agreement between the Trust and State Street Bank and Trust Company.(f)
10	(a)	—	Amended and Restated Class A Distribution Plan of the Trust.(d)
	(b)	—	Form of Class B Distribution Plan of the Trust.(e)
	(c)	—	Form of Class C Distribution Plan of the Trust.(e)
	(d)	—	Revised Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-3.(d)
11		—	Opinion of Bingham McCutchen LLP, Massachusetts counsel.(v)
12		—	Tax opinion of Sidley Austin LLP, counsel for the Trust and the Fund and special tax counsel for Lebenthal New Jersey.*
13	(a)	—	Not applicable.
	(b)	—	Form of Administrative Services Agreement between the Trust and State Street Bank and Trust Company.(j)
	(c)	—	Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Trust and Financial Data Services, Inc.(g)
	(d)	—	Amended and Restated Credit Agreement between the Trust, on behalf of the Fund, and a syndicate of banks.(i)
	(e)	—	Form of Second Amended and Restated Credit Agreement among the Trust, on behalf of the Fund, a syndicate of banks and certain other parties.(l)
	(f)	—	Form of Third Amended and Restated Credit Agreement among the Trust, on behalf of the Fund, a syndicate of banks and certain other parties.(m)
	(g)	—	Form of Fourth Amended and Restated Credit Agreement among the Trust, on behalf of the Fund,

C-2

a syndicate of banks and certain other parties.(k)
	(h)	—	Form of Fifth Amended and Restated Credit Agreement among the Trust, on behalf of the Fund, a syndicate of banks and certain other parties.(r)
	(i)	—	Form of Sixth Amended and Restated Credit Agreement among the Trust, on behalf of the Fund, a syndicate of banks and certain other parties.(u)
14	(a)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Fund.
	(b)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Lebenthal New Jersey for the fiscal year ended November 30, 2005.
	(c)	—	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for Lebenthal New Jersey for the fiscal years ended prior to 2005.
15		—	Code of Ethics.(q)
16	(a)	—	Power of Attorney. (included on signature page)
17	(a)	—	Prospectus and Statement of Additional Information of the Fund, each dated November 28, 2005.(t)
	(b)	—	Prospectus and Statement of Additional Information of Lebenthal New Jersey, each dated March 29, 2005.(t)
	(c)	—	Annual Report to Shareholders of the Fund for the year ended July 31, 2005.(t)
	(d)	—	Annual Report to Shareholders of Lebenthal New Jersey for the year ended November 30, 2005.(v)
	(e)	—	Annual Report to Shareholders of Lebenthal New Jersey for the year ended November 30, 2004.(v)
	(f)	—	Form of Proxy.(v)
________

*	To be filed by post-effective amendment.
(a)	Filed on October 27, 1995 as an Exhibit to Post-Effective Amendment No. 6 to the Fund’s Registration Statement on Form N-1A (File No. 33-35441) under the Securities Act of 1933, as amended, (the “Registration Statement”).
(b)	Incorporated by reference to Exhibits 1(b) and 1(c) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch New York Municipal Bond Fund, a series of the Trust, (File No. 2-99473), filed on January 25, 1996.
(c)	Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Trust’s Declaration of Trust, as amended, to the Certificates of Establishment and Designation establishing the Fund as a series of the Trust and establishing Class A and Class B shares of beneficial interest of the Fund, filed as Exhibit 1 to the Registration Statement; and to Articles I, V and VI of the Trust’s By-Laws, filed as Exhibit 2 to the Registration Statement.
(d)	Incorporated by reference to Exhibits 13(a) and 14, respectively, to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Merrill Lynch Pacific Fund, Inc. (File No. 2-56978), filed on April 17, 2003.
(e)	Incorporated by reference to Exhibits 5 and 13, respectively, to the Registration Statement on Form N-1A of Merrill Lynch Mid Cap Growth Fund, Inc. (File No. 333-42020), filed on July 21, 2000.
(f)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A under the Securities Act of 1933 of Merrill Lynch Maryland Municipal Bond Fund, a series of the Trust (File No. 33-49873), filed on October 30, 2001.
(g)	Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A under the Securities Act of 1933 of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on January 14, 2005.
(h)	Incorporated by reference to Exhibits 1(f) and 8(a)(2), respectively, to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933 of Merrill Lynch Florida Municipal Bond Fund, a series of the Trust (File No. 333-39555), filed on November 15, 2002.
(i)	Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973), filed on December 14, 2000.
(j)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.
(k)	Incorporated by reference to Exhibit 8(c)(4) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Global Growth Fund, Inc. (File No. 333-32899), filed on December 4, 2003.

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(l)	Incorporated by reference to Exhibit (b)(2) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 14, 2001.
(m)	Incorporated by reference to Exhibit (b)(3) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 13, 2002.
(n)	Filed on October 18, 1994 as Exhibit 5(b) to Post-Effective Amendment No. 4 to the Registration Statement.
(o)	Filed on January 27, 2003 as an Exhibit to Post-Effective Amendment No. 21 to the Registration Statement.
(p)	Incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-39555), filed on November 19, 2003.
(q)	Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation Protected Fund (File No. 333-110936), filed on January 22, 2004.
(r)	Incorporated by reference to Exhibit 8(c)(5) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on January 14, 2005.
(s)	Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 16 to the Registration Statement on form N-1A of Merrill Lynch Florida Municipal Bond Fund, a series of the Trust (File No. 33-39555), filed on November 25, 2005.
(t)	Previously filed as Exhibits 17(a), 17(b), 17(c) and 17(e), respectively, to the Registration Statement on Form N-14 of Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 333-130530) filed on December 20, 2005 (the “N-14 Registration Statement”).
(u)	Incorporated by reference to Exhibit 8(b)(6) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Merrill Lynch U.S. Government Fund (File No. 2-92366), filed on December 21, 2005.
(v)	Previously filed on February 1, 2006 as Exhibits to Pre-Effective Amendment No. 2 to the N-14 Registration Statement.

Item 17. Undertakings.

        (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

        (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

        (3) The Registrant undertakes to file, by post-effective amendment, an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such opinion.

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SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 2nd day of February, 2006.

Merrill Lynch Multi-State Municipal Series Trust (Registrant)

By: /s/ Donald C. Burke
(Donald C. Burke, Vice President and Treasurer)

        Each person whose signature appears below hereby authorizes Robert C. Doll, Jr., Andrew J. Donohue, Donald C. Burke, Michael G. Clark and Alice A. Pellegrino, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ ROBERT C. DOLL, JR. (Robert C. Doll, Jr.)	President (Principal Executive Officer) and Trustee	February 2, 2006

/s/ DONALD C. BURKE (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)	February 2, 2006

/s/JAMES H. BODURTHA (James H. Bodurtha)	Trustee	February 2, 2006

/s/ KENNETH A. FROOT (Kenneth A. Froot)	Trustee	February 2, 2006

/s/ JOE GRILLS (Joe Grills)	Trustee	February 2, 2006

/s/ HERBERT I. LONDON (Herbert I. London)	Trustee	February 2, 2006

/s/ ROBERTA COOPER RAMO (Roberta Cooper Ramo)	Trustee	February 2, 2006

/s/ ROBERT S. SALOMON, JR. (Robert S. Salomon, Jr.)	Trustee	February 2, 2006

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EXHIBIT INDEX

Exhibit Number		Description

14(a)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Fund.
14(b)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for Lebenthal New Jersey for the fiscal year ended November 30, 2005.
14(c)	—	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for Lebenthal New Jersey for the fiscal years ended prior to 2005.